THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account H

American Legacy® III View

Supplement dated April 11, 2011 to the Prospectus dated May 1, 2010

This Supplement to the prospectus for your American Legacy® variable annuity contract.
describes a new optional rider – Lincoln Long-Term CareSM Advantage – available for purchase with your contract on or after April 11, 2011.

As Americans continue to live longer, more and more individuals may become unable to care for themselves because of a chronic illness or cognitive impairment, such as Alzheimer’s disease, at some point in their lives.  Accordingly, there may be a time when you need to access money in your contract sooner than you may have anticipated to pay for long-term care.  You also may need more money than you otherwise have available.  To assist you in planning for such potential circumstances, we offer an optional rider available for purchase with your contract that provides you with a special type of insurance against these types of risks – it is called the Lincoln Long-Term CareSM Advantage Rider (the “LTC Rider”).  It provides monthly benefit payments (“Long-Term Care Benefits” or “LTC Benefits”) in the event: (1) you are “Chronically Ill,” which means you are either unable to perform two out of six functional activities of daily living (such as feeding yourself, bathing, or dressing) or you suffer from a severe cognitive impairment that requires substantial supervision, and (2) you are receiving long-term care services that qualify for coverage under the LTC Rider (“Long-Term Care Services”).  Long-Term Care Services include, but are not limited to, nursing home care, hospice care, adult day care, assisted living services, home health care and rehabilitative services.

If you purchase the LTC Rider, you may not make any additional purchase payments more than 90 days from the contract date.  Accordingly, you should plan on making enough purchase payments to fund your anticipated needs under the contract during the first 90 days.  Even then, the LTC Rider may not cover all of the long-term care expenses incurred by you during the period of coverage.  On the other hand, you may never need long-term care services or, even if you do, you may never qualify to receive any of the benefits provided under this LTC Rider even though you have paid a charge(s) for the LTC Rider.  Accordingly, we strongly advise you to review carefully all contract and rider limitations.

The LTC Rider, if purchased, must be elected at the time you purchase your contract and may not be added to existing contracts. While the LTC Rider is in force, you may not purchase any of the living benefit riders that we offer. By purchasing the LTC Rider, you will be limited in how you may invest and may invest only pursuant to Investment Requirements – Option 3, as described in your prospectus. Please see the “Summary of the LTC Rider – What are the risks associated with the LTC Rider?” for a discussion of the risks associated with the LTC Rider.

This Supplement outlines the revisions and additions to your underlying prospectus necessary to describe the LTC Rider.  All other provisions of your prospectus remain unchanged.

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TABLE OF CONTENTS

EXPENSE TABLES [4]

SUMMARY OF THE LTC RIDER [7]

ELIGIBILITY TO PURCHASE THE LTC RIDER [13]

Eligibility Requirements.[13]
Issuance Procedures.[13]
Required Signature.[13]
Limitations on Purchase Payments.[14]
Limitations on Purchasing Other Riders.[14]
Investment Restrictions.[14]

ELIGIBILITY TO RECEIVE LTC BENEFIT PAYMENTS [14]

Establishing Initial Eligibility for LTC Benefits[14]
Written Assessment.[15]
Plan of Care.[16]
Exclusions and Limitations.[16]
Deductible Period.[16]
Requesting LTC Benefits.[16]
Denial of LTC Benefits.[17]

Establishing Continued Eligibility for LTC Benefits[17]

Verification of Continued Eligibility[18]

Overpayment of LTC Benefits[18]

DETERMINING LTC BENEFITS [19]

General Summary of LTC Benefits[19]
Choices Under the LTC Rider.[19]
Roadmap of Important LTC Concepts.[19]

Acceleration Benefit Payments[21]

Extension Benefit Payments[22]

Maximum Monthly Level Benefit[23]
Special Considerations When Determining the Amount of Benefits to Request:[25]

Growth Benefit Option[26]

Maximum Monthly Growth Benefit[28]
Special Considerations When Determining the Amount of Benefits to Request:[29]

Electing to Receive LTC Benefits Before the 5th Contract Anniversary[30]

WITHDRAWALS [32]

Conforming Withdrawals[33]

Excess Withdrawals[33]

LTC FIXED ACCOUNT [34]

TERMINATION [35]

Termination Events[35]

Nonforfeiture Benefit[36]

LTC CHARGE [38]

General[38]

Acceleration Benefit Charge[38]

Extension Benefit Charge[39]

Optional Nonforfeiture Benefit Charge[39]

GENERAL PROVISIONS [41]

Death Benefits[41]

Contract Free Withdrawal Provision[41]

Investment Requirements[41]

Federal Taxation[41]

Maturity Date[42]

Misstatement of Age or Sex[43]

LTC Rider Return Privilege[43]

Monthly Statements[43]

EXPENSE TABLES

* * *
The following describes the charges for the Lincoln Long-Term CareSM Advantage Rider (the “LTC Rider” or “Rider”).  For purposes of understanding the Expense Tables, you need to know that there are two primary LTC Benefits – the Acceleration Benefit and the Extension Benefit – that may provide payments to you under the LTC Rider.  There is also an additional optional LTC Benefit – the Growth Benefit – that, if elected, may provide you with additional payments under the LTC Rider. (If you do not elect the Growth Benefit, you will have the Level Benefit.)  The amounts from these three LTC Benefits, when combined, make up the total amount of benefit payments you may receive from the Rider.

If you decide to terminate the LTC Rider under certain circumstances, the Rider provides a Nonforfeiture Benefit.  The Nonforfeiture Benefit provides a reduced long-term care insurance benefit.  There is a Nonforfeiture Benefit, called the “Contingent Nonforfeiture Benefit,” for which there is no charge.  You may also elect to add an enhanced Nonforfeiture Benefit, called the “Optional Nonforfeiture Benefit,” for which there is an additional charge, called the “Optional Nonforfeiture Benefit Charge.”

The LTC Charge is deducted on a quarterly basis, and is the sum of three different charges:  (1) the Acceleration Benefit Charge, (2) the Extension Benefit Charge, (3) the Optional Nonforfeiture Benefit Charge, if elected.  The Acceleration Benefit Charge is calculated as a percentage of the “LTC Guaranteed Amount.”  (This percentage will generally be higher if you elect the Growth Benefit. The LTC Guaranteed Amount will also generally be higher if you elect the Growth Benefit).  The other two charges, the Extension Benefit Charge and the Optional Nonforfeiture Benefit Charge, are calculated as a percentage of the “Extension Benefit.”  (The LTC Guaranteed Amount and the Extension Benefits are concepts that are explained in more detail in the footnotes to this Expense Table below and later in this supplement.  See “Determining LTC Benefits” for more information specifically Acceleration Benefit Payments, Extension Benefit Payments and Growth Benefit Option sections.)

For the Acceleration Benefit Charge, there is a guaranteed maximum percentage rate that we can not exceed, and this maximum charge does not vary if you elect the Growth Benefit. However as noted, the current charge varies depending on whether you have elected the Growth Benefit or not.  On the other hand, there are no guaranteed maximum percentage rates for the Extension Benefit Charge and the Optional Nonforfeiture Benefit Charge, and they will vary based upon your age as of the contract date. The highest current charge we are permitted by state law to assess for the Extension Benefit and Optional Nonforfeiture Benefit is shown below.  See “LTC Charges” in this supplement for a more detailed explanation of each of the charges.

The following table shows the guaranteed maximum percentage rates used to calculate the charges for the LTC Rider.

Guaranteed Maximum Charge Percentage Table

Guaranteed maximum Acceleration Benefit Charge annual percentage rate (Level Benefit or Growth Benefit):	1.50% of LTC Guaranteed Amount* (0.375% quarterly)
Guaranteed maximum Extension Benefit Charge annual percentage rate:	No guaranteed maximum percentage rate**
Guaranteed maximum Optional Nonforfeiture Benefit Charge annual percentage rate	No guaranteed maximum percentage rate***

The following table shows the current percentage rates used to calculate the charges for the LTC Rider.  If the Growth Benefit option is elected, the current annual Acceleration Benefit Charge percentage rate will be higher than if the Growth Benefit was not elected.  (However, as noted above, the guaranteed maximum Acceleration Benefit Charge is the same whether or not the Growth Benefit is elected.)

Current Charge Percentage Rate Table

Current Acceleration Benefit Charge annual percentage rate with the Level Benefit:	0.35% of LTC Guaranteed Amount* (0.0875% quarterly)
Current Acceleration Benefit Charge annual percentage rate with the Growth Benefit:	0.50% of LTC Guaranteed Amount* (0.125% quarterly)
Highest current Extension Benefit Charge annual percentage rate (70-74 year old contractowner):	0.68% of Extension Benefit** (0.17% quarterly)
Highest current Optional Nonforfeiture Benefit Charge annual percentage rate (70-74 year old contractowner):	0.11% of Extension Benefit*** (0.0275% quarterly)

* The Acceleration Benefit Charge percentage rate is assessed against the LTC Guaranteed Amount as of the date the charge is deducted.  The Acceleration Benefit Charge percentage rate for the Level Benefit and Growth Benefit will also vary.  For the Level Benefit, the LTC Guaranteed Amount is equal to your initial purchase payment and any subsequent purchase payments made in the first 90 days after purchase.  For the Growth Benefit, the LTC Guaranteed Amount is equal to your initial purchase payment and any subsequent purchase payments made in the first 90 days after purchase and increases annually by the amount of investment gain, if any, in the subaccounts and any fixed account in which the contractowner is invested through Automatic Step-ups.  Benefit payments decrease the LTC Guaranteed Amount, as will certain withdrawals, called “Excess Withdrawals.” (See “Withdrawals” section of this supplement for more information on Excess Withdrawals.) We will give you 30 days written notice of our intent to raise the current percentage rate for the Acceleration Benefit Charge, up to the maximum allowable charge of 1.50% of the LTC Guaranteed Amount.  See “LTC Charges” in this supplement for additional information.

** The Extension Benefit Charge percentage rate is assessed against the Extension Benefit as of the date the charge is deducted.  The Extension Benefit is double the dollar amount of the Acceleration Benefit as of 90 days after the contract date.  The Extension Benefit will be decreased for Excess Withdrawals and Extension Benefit payments.  The charge varies based upon your age as of the contract date.  There is no maximum guaranteed charge for the Extension Benefit.  The current Extension Benefit Charge percentage rate may increase after the contract date subject to prior state regulatory approval, although it will be increased for all contractowners in the same class as determined in a nondiscriminatory manner.  We will give you 30 days written notice of our intent to raise the percentage rate.    See “LTC Charges” in this supplement for additional information.

*** The Optional Nonforfeiture Benefit Charge percentage rate is assessed against the Extension Benefit as of the date the charge is deducted.  The charge varies based upon your age as of the contract date.  There is no maximum guaranteed charge for the Optional Nonforfeiture Benefit. The current Optional Nonforfeiture Benefit Charge percentage rate may increase after the contract date subject to prior state regulatory approval, although it will be the same for all contractowners in the same class as determined in a nondiscriminatory manner.  We will give you 30 days written notice of our intent to raise the percentage rate.    See “LTC Charges” in this supplement for additional information.

* * *

Examples:

This example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts.  These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.  If you purchase the LTC Rider, the Level Benefit can be more expensive than the Growth Benefit in certain limited circumstances in early years (because the Level Benefit can be issued at ages greater than the maximum age at which you can purchase the Growth Benefit).  Accordingly, in order to show the highest charges you may pay in any particular year, it is necessary for us to show two separate examples.

The first example assumes that you are age 69 and invest $10,000 in the contract for the time periods indicated. The example also assumes that you have purchased the LTC Rider.  The example assumes a 5% return each year, the maximum fees and expenses of any of the funds, election of the Growth Benefit option and the Optional Nonforfeiture provision, and that the EGMDB death benefit is in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1)	If you surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,260	$2,307	$2,890	$6,020

2)	If you annuitize or do not surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$560	$1,707	$2,890	$6,020

The second example assumes that you are age 74 and invest $10,000 in the contract for the time periods indicated. The example also assumes that you have purchased the LTC Rider.  The example assumes a 5% return each year, the maximum fees and expenses of any of the funds, election of the Level Benefit option, election of the Optional Nonforfeiture Benefit, and that the EGMDB death benefit is in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

3)	If you surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,296	$2,406	$3,041	$6,243

4)	If you annuitize or do not surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$596	$1,806	$3,041	$6,243

For more information, see “Charges and Other Deductions” in your prospectus and “LTC Charges” in this supplement. The Examples do not reflect persistency credits (discussed in the prospectus.) Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which annuity payouts are made. See “Annuity Payouts” in your prospectus.  These examples should not be considered a representation of past or future expenses.

SUMMARY OF THE LTC RIDER

The Lincoln Long-Term CareSM Advantage Rider provides a way to manage the potential impact of long-term care expenses. The LTC Rider provides the potential to receive as LTC Benefits your purchase payments plus an additional amount equal to two times your purchase payments.  These benefits are paid to you income tax-free.  In addition, you have the opportunity to increase your tax-free long-term care benefits if there is investment gain in your contract.

We expect you will have some questions about how the LTC Rider works and the purpose for which you would purchase the Rider.  The following are some of the questions you might have.

Why would I want to purchase the LTC Rider?  Some of the reasons why you may consider purchasing the LTC Rider are:

•	you would like to pay for Long-Term Care Services by withdrawing your contract value on a tax-free basis and without any surrender charges;
•
for the potential of receiving, in addition to your contract value, up to two times your purchase payments in tax-free LTC Benefit payments that we pay from our own assets in our general account during the Extension Benefit period;

•
for the favorable tax treatment of the charges deducted in order to pay for the LTC Rider (compared to taking a withdrawal from an annuity contract to pay premiums on a traditional stand-alone long-term care insurance policy);

•	for the opportunity to receive investment gain in the contract as tax-free LTC Benefits, if you purchase the Growth Benefit option;
•
you want long-term care insurance, but want to retain the ability to access your contract value for emergencies (although this could reduce or terminate the LTC Rider), a feature that may not be available in stand-alone long-term care insurance policies; and

•
you want long-term care insurance, but at the same time you want to retain the ability to have a death benefit, a feature that may not be available in stand-alone long-term care insurance policies (although you should understand that Acceleration Benefit payments and Growth Benefit payments are considered withdrawals that reduce the amount of the death benefit).

Are there ways I can pay long-term care expenses under the Contract other than by purchasing the LTC Rider?

•
You can always access your contract value through conventional withdrawals from your contract, even if you have not elected to purchase the LTC Rider.  However, withdrawals may be subject to surrender charges, income taxes (as investment gains (if any) are deemed to be withdrawn first), and if taken before age 59½, penalty taxes.  Such withdrawals also would be limited to your contract value, which may decrease.  Withdrawals may be taken (to cover long-term care expenses for yourself or anyone else).  LTC Benefits, on the other hand, are subject to favorable tax treatment, would not have any surrender charges, and may exceed the amount of contract value you would otherwise have had available.  LTC Benefits may be received only if you are the Covered Life.

•
You can also access your contract value through conventional annuity payments, even if you have not elected to purchase the LTC Rider.  However, while not fully taxable until cost basis has been returned, such payments are not tax-free and are intended to provide protected income payments over an extended lifetime.  LTC Benefits, however, may be taken over a shorter period of time (as short as six years) and are received tax-free.

•
We offer Living Benefit Riders that provide a guaranteed income stream and/or a guaranteed withdrawal benefit that may be used to pay for long-term care services.  Like the LTC Rider, benefit payments under these riders may exceed contract value, but it may take you 20 years or more to receive them.  In addition, Living Benefit Riders are not Qualified Long-Term Care insurance and their benefits cannot be received tax-free, even if used to pay long-term care expenses.  On the other hand, the cost of the LTC Rider may be higher than the cost of other Living Benefit Riders we sell, and the procedures to determine eligibility and to request benefits under the LTC Rider are more extensive than those required to receive benefits under the Living Benefit Riders.  In any case, you will be unable to purchase any living benefit rider that we may offer if you purchase the LTC Rider. See “The Contracts – Living Benefit Riders” in the prospectus for more information regarding Living Benefit Riders.

•
You may also speak to your registered representative about other ways to pay for long-term care expenses. There are insurance contracts, other than annuities, which provide long-term care benefits and there may also be programs offered by your state.

How do I qualify for LTC Benefits?  If, after the first contract year (subject to state variations), you become Chronically Ill and are receiving Long-Term Care Services, you may receive monthly LTC Benefit payments under the LTC Rider.  Chronically Ill means you are either unable to perform two out of six functional activities of daily living (such as feeding yourself, bathing, or dressing) or you suffer from a severe cognitive impairment that requires substantial supervision. You should understand that although you may begin receiving LTC Benefits at any time after the first contract year, the LTC Rider was designed optimally for LTC Benefits to be paid on or after the 5th contract anniversary.

Importantly, the LTC Rider is not self-effecting and you must satisfy all of the conditions, and take the necessary steps to apply and qualify for, and then maintain your eligibility for, benefits under the LTC Rider.  For example, a licensed health care practitioner must certify in a written assessment that you are Chronically Ill, and also complete a plan of care for you, which is a written plan of care that is developed based on your written assessment and specifies the type, frequency and duration of all Long-Term Care Services you will need (“Plan of Care”).  In addition, you must wait 90 days after the date that you start to receive Long-Term Care Services before we will start paying LTC Benefits (the “deductible period”).  Once we have determined that you are eligible for benefits, you may submit a Request for Benefits form.  The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months.  You will need to provide a new Request for Benefits form to continue to receive LTC Benefits beyond the period requested in the Request for Benefits form.

How do LTC Benefits impact my contract value?   LTC Benefits may be paid out of your contract value or from our own assets in our general account.  In general, the LTC Rider allows you first to access your own contract value on a tax-free basis until you either receive your purchase payments or your entire contract value is depleted, whichever occurs first.  At that time, if you are still living, we will continue to make the same tax-free payments to you from our own assets in our general account for a designated period of time or until your death, if earlier.  Because we transfer some or all of your contract value to the LTC Fixed Account (which is part of our general account) on the date we make the determination of your initial eligibility to receive LTC Benefits, all LTC Benefit payments are subject to claims of our general creditors and to the claims paying ability of Lincoln Life. If you begin receiving LTC Benefits and then stop receiving LTC Benefits for twelve consecutive months, we will allow you to transfer in installments the contract value in the LTC Fixed Account back to the subaccounts. See LTC Fixed Account later in this Supplement.

Are the LTC Benefit payments tax-free?  The LTC Rider is a Qualified Long-Term Care Insurance Policy under Section 7702B(b) of the Internal Revenue Code of 1986, as amended.  Any LTC Benefits paid under the LTC Rider, as well as any charges deducted under the Rider, will not be reported as taxable income to you, subject to the Internal Revenue Code limitations.

What are the LTC Benefits?  There are two primary LTC Benefits:  the Acceleration Benefit and the Extension Benefit.  There is also an additional optional LTC Benefit – the Growth Benefit – that is available for an additional charge.  All LTC Benefits are calculated based on the LTC Guaranteed Amount.  The LTC Guaranteed Amount initially is equal to the Acceleration Benefit, which is your initial purchase payment and any subsequent purchase payments made in the first 90 days after purchase.  (If you purchase the LTC Rider, you may not make additional purchase payments more than 90 days after purchase.)  If you elect the Growth Benefit option, the LTC Guaranteed Amount increases annually by the amount of investment gain, if any, in the subaccounts and any fixed account in which you are invested through Automatic Step-ups.  You should understand that the LTC Guaranteed Amount is not available to you as a lump sum withdrawal or as a death benefit.  Payment of Acceleration Benefits and Growth Benefits decrease the LTC Guaranteed Amount by the amount of the respective LTC Benefit payment. The LTC Guaranteed Amount is also reduced, but on a proportional basis, by certain withdrawals that exceed a specified percentage of the amount that the contract value exceeds the LTC Guaranteed Amount, called “Excess Withdrawals.”

•
Acceleration Benefit:  The first payments we will make under the LTC Rider will be Acceleration Benefits, which are paid out of your contract value.  The Acceleration Benefit is not affected by investment results.  Acceleration Benefits are paid from your contract value; however, if your contract value is reduced to zero before the Acceleration Benefit is paid, we will make remaining payments from our own assets in our general account.

•
Extension Benefit: When the Acceleration Benefit is reduced to zero, we will pay you Extension Benefit payments.  Extension Benefits are paid from our general account.  This means that, while Acceleration Benefits are funded in whole or in part by your contract value, we will make Extension Benefit payments from our own assets in our general account.  The initial Extension Benefit will be double the dollar amount of the Acceleration Benefit.  The Extension Benefit is not affected by investment results.

•
Growth Benefit:  If you are interested in potentially being able to “lock in” any investment gains in your contract with respect to your LTC Rider, you may purchase the Growth Benefit option at issue for an additional charge. The Growth Benefit option increases the LTC Guaranteed Amount annually by the amount of investment gain, if any, in the subaccounts and any fixed account in which you are invested through Automatic Step-ups.  Automatic Step-ups occur annually through age 75 or until you reach the maximum LTC Guaranteed Amount of $800,000, whichever occurs earlier.  If you do not purchase the Growth Benefit option, any investment gain will not increase your LTC Benefit payments.  While you can withdraw any gains from your contract value the same way you make regular withdrawals from your contract, doing so could have a negative impact on your LTC Benefits, as described in more detail below.  If you elect the Growth Benefit option, you will not be able to make any Conforming Withdrawals and all withdrawals will be Excess Withdrawals that negatively impact your LTC Benefits. Conforming and Excess Withdrawals are described below in more detail.  Once you begin receiving LTC Benefits and contract value is moved to the LTC Fixed Account, the contract value in the LTC Fixed Account will only increase by the amount of interest credited to the LTC Fixed Account. Growth Benefits are paid from your contract value; however, if your contract value is reduced to zero due to withdrawals and/or adverse investment experience of the subaccounts before the locked-in Growth Benefit is paid, we will make remaining payments from our general account.

When are LTC Benefits paid?  LTC Benefits are paid monthly, and you tell us the monthly amount that you want to receive up to a maximum monthly amount over a designated period of time.  If you are residing in a nursing home or are receiving hospice care, you may request monthly payments up to the full monthly maximum, described below.  However, if you are eligible and qualify for other qualified Long-Term Care Services (such as home health care, adult day care, assisted living services) but are not residing in a nursing home or receiving hospice care, you may only request up to 50% of the monthly maximum. See “Determining LTC Benefits – Maximum Monthly Level Benefit and Maximum Monthly Growth Benefit” in this Supplement for a more detailed description.

The Acceleration Benefit will be paid monthly over a period of time known as the “Acceleration Benefit Duration.”  The Acceleration Benefit Duration will be at least 24 months, but may be longer if you take payments in early contract years, or if you take less than the maximum permitted.  After the Acceleration Benefit Duration ends, the Extension Benefit will then be paid over a period of time known as the “Extension Benefit Duration.”  The Extension Benefit Duration is twice the length of the Acceleration Benefit Duration.  Growth Benefit payments are spread over both the Acceleration Benefit Duration and the Extension Benefit Duration.  The Acceleration Benefit Duration and the Extension Benefit Duration together make up the LTC Benefit Duration. The Acceleration Benefit Duration and Extension Benefit Duration will usually run consecutively and without interruption unless you voluntarily elect to stop payments or become ineligible to receive LTC Benefits. The LTC Benefit Durations would resume if you elect to restart payments or become eligible to receive LTC Benefits.

On the contract date, the Acceleration Benefit Duration is 84 months (i.e., 7 years), so it would take you 84 months (e.g., 7 years) to receive the total Acceleration Benefit.  However, the Acceleration Benefit Duration shortens each year until the 5th contract anniversary, when the Acceleration Benefit Duration will be its shortest duration of 24 months (i.e., 2 years).  Equally important, as the Acceleration Benefit Duration shortens, the maximum monthly amounts under the LTC Rider increase.  If you wait to request to begin receiving LTC Benefit payments until the 5th contract anniversary or after, you will maximize the monthly LTC Benefit payment available to you. For example, if you wait to request to begin receiving LTC Benefit payments until the 5th contract anniversary, the Acceleration Benefit Duration will be 24 months, and the Extension Benefit Period will be 48 months, or twice the Acceleration Benefit Period, making the LTC Benefit Duration 72 months.  The Growth Benefit would be paid over all 72 months (over both the Acceleration Benefit Duration and the Extension Benefit Duration).  If you take less than the maximum monthly amount (by choice or by the 50% limitation applied to non-nursing home/non-hospice care), you will extend the Acceleration Benefit Duration (and thus the Extension Benefit Duration).

How do withdrawals affect my LTC Benefits?  The LTC Rider may permit limited withdrawals of contract value on an annual basis that will not impact your LTC Benefit payments.  You may withdraw each year (and in addition to LTC Benefit payments, if you happen to be receiving these at the same time) up to 5% of the amount that your contract value exceeds the LTC Guaranteed Amount (if there is any such excess) as of the immediately preceding contract anniversary, without a decrease in the LTC Benefits.  Such withdrawals are referred to as “Conforming Withdrawals.”  However, the amount of withdrawals that exceed 5% of any excess of the contract value over the LTC Guaranteed Amount will be an “Excess Withdrawal.”  This means if the LTC Guaranteed Amount is greater than or equal to the contract value on any contract anniversary, any withdrawal will be an Excess Withdrawal.

Excess Withdrawals will result in proportional reductions to all LTC Benefits by the same percentage that the Excess Withdrawal reduces the contract value.  Excess Withdrawals may result in significant reductions of benefits under the LTC Rider and/or its termination.  Accordingly, if you think that you may need to access your contract value through withdrawals, the LTC Rider may not be a good investment for you.

To further explain the application of this limitation to withdrawals, if you have not purchased the Growth Benefit option, you may be able to make Conforming Withdrawals if your contract value has grown above your purchase payments.  However, accessing more than modest amounts (i.e., more than 5%) of those investment gains could have a significant negative impact on your LTC Benefits.  If you elect the Growth Benefit option, on the other hand, you will not be able to make any Conforming Withdrawals and all withdrawals will be Excess Withdrawals that negatively impact your LTC Benefits. In addition, since Excess Withdrawals result in proportional reductions to all LTC Benefits, your LTC Benefits may be reduced by more than dollar for dollar when those benefits exceed the contract value.  If you reach age 76 or the maximum LTC Guaranteed Amount limit of $800,000, however, you may be able to then begin making Conforming Withdrawals if your contract value exceeds the LTC Guaranteed Amount on the immediately preceding contract anniversary because the Growth Benefit no longer increases after this time.  This maximum LTC Guaranteed Amount includes the combined LTC Guaranteed Amounts of all Lincoln Life variable annuity contracts (or contracts issued by our affiliates) owned by you.

If the LTC Guaranteed Amount is equal to or greater than your contract value on a contract anniversary, any withdrawal in that contract year will not be a Conforming Withdrawal.  Any Excess Withdrawal that reduces the contract value to zero will terminate the LTC Rider and the only LTC Benefit that you may receive will be the Optional Nonforfeiture Benefit, if elected. See the Withdrawals section later in this Supplement.

Are there any restrictions on how I invest my money if I purchase the LTC Rider?  By purchasing the LTC Rider, you will be limited in how you can invest in the subaccounts and the fixed account.  Specifically, you may invest only pursuant to Investment Requirements – Option 3, as described in your prospectus. The subaccounts eligible for investment are designed for steadier, but potentially more modest, investment performance than you may otherwise receive by investing in subaccounts with more aggressive investment objectives. The fixed account will be available to you for dollar-cost averaging purposes only.  When we determine you are eligible to receive LTC Benefits, we will move contract value equal to the LTC Guaranteed Amount into the LTC Fixed Account from which we will make Acceleration Benefit payments and, if elected, Growth Benefit payments.  Accordingly, after that point, such transferred amounts will not participate in market performance, but will accrue interest.

What are the charges for the LTC Rider?  While the LTC Rider is in effect, there is a charge that is deducted from the contract value on a quarterly basis (the “LTC Charge”). The LTC Charge consists of the sum of three charges:  the Acceleration Benefit Charge, the Extension Benefit Charge, and the Optional Nonforfeiture Benefit Charge (if elected).  The LTC Charge will be higher if you choose the Growth Benefit option because the Acceleration Benefit Charge percentage rate is higher for the Growth Benefit option than it is without it, and because the LTC Guaranteed Amount may also be higher if there is contract growth.  The Extension Benefit Charge and the Optional Nonforfeiture Benefit Charge do not have guaranteed maximum annual percentage rates and may change at any time, subject to state regulatory approval.  For more information, please see “Expense Tables” and the “LTC Charges” in this supplement.

Will I pay a surrender charge on LTC Benefit payments?  LTC Benefit payments are not subject to any surrender charge.  However, LTC Benefit payments will count against the contract’s free withdrawal provision, which may impact whether surrender charges are applied to other withdrawals.

Can I add the LTC Rider to an existing contract?  The LTC Rider may only be purchased at the time the contract is issued and is not available if you have already purchased a Contract. The availability and certain options and features of the LTC Rider will depend upon your state’s approval, and may not be available in some states. Check with your registered representative regarding the availability of the LTC Rider.

What if I decide to terminate the LTC Rider?  The LTC Rider provides a nonforfeiture benefit if you terminate the LTC Rider in certain circumstances.  There is a nonforfeiture benefit, called the “Contingent Nonforfeiture Benefit,” provided without charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider due to a specified increase of the charge for the Extension Benefit.  You may also choose to add an enhanced nonforfeiture benefit, called the “Optional Nonforfeiture Benefit,” for an additional charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider for any reason after three years. The only difference between the two nonforfeiture benefits is the circumstances under which you may terminate the LTC Rider to receive the benefit. Under either nonforfeiture benefit you may receive an amount equal to the greater of one month’s maximum monthly benefit or an amount equal to the sum of all Extension Benefit Charges and Optional Nonforfeiture Benefit Charges paid minus the amount of any Extension Benefits paid prior to the LTC Rider’s termination. Termination of the LTC Rider does not terminate the underlying contract.

What are the risks associated with the LTC Rider?  Some of the principal risks associated with the LTC Rider are:

•	You may never need long-term care. Thus, you may pay for a feature from which you never realize any benefits.
•
Even if you need long-term care, you may not qualify for LTC Benefits under the LTC Rider, or the LTC Benefits you receive may not cover all of the long-term expenses you incur since the maximum amount of LTC Benefit you may receive with the Growth Benefit is capped at $22,222 per month and $16,660 per month without the Growth Benefit, assuming you wait until after the 5th contract anniversary to receive LTC Benefits.

•
You may die before you obtain all the LTC Benefit payments to which you would otherwise be entitled.  Remaining LTC Benefit payments that would have otherwise been payable, do not increase the amount paid on your death.

•
Your ability to withdraw contract value without substantially and irrevocably reducing your LTC Benefits will be limited.  Accordingly, you should not purchase the LTC Rider if you anticipate taking withdrawals or needing more than limited access to your contract value.  In general, if you elect the Growth Benefit option, you will not be able to make any withdrawals without permanently reducing your LTC Benefits. If you do not purchase the Growth Benefit, you will be able to make withdraws of up to 5% of the excess of your contract value over the LTC Guaranteed Amount annually without impacting your LTC Benefits.  That restriction will exist until LTC Benefit payments are complete or the LTC Rider otherwise terminates.

•	You must wait at least one year before you can take LTC Benefit payments.
•
If you take LTC Benefit payments before the 5th contract anniversary, your monthly payments will be smaller and it will take you longer to receive the full amount of LTC Benefits than if you begin taking LTC Benefit payments after the 5th contract anniversary.

•	Even if you would otherwise be able to qualify for LTC Benefits, you may fail to file required forms or documentation and have your benefit denied or revoked.
•
Your variable subaccount investments will be restricted to certain subaccounts and in certain percentages if you purchase the LTC Rider; the subaccounts are designed for steadier, but potentially more modest, investment performance that you may otherwise receive by investing in subaccounts with more aggressive investment objectives.

•
If you begin taking LTC Benefit payments, your contract value to the extent of the LTC Guaranteed Amount will be transferred to the LTC Fixed Account, where it will not be insulated from the claims of our general creditors, will be subject to the claims paying ability of Lincoln Life, and will not participate in any market performance.

•	If you purchase the LTC Rider, you may not purchase any of the living benefit riders that we offer.
•	The Extension Benefit Charge and Optional Nonforfeiture Benefit Charge percentage rates are not subject to a maximum, and may increase significantly.
•	LTC Benefit payments may reduce your death benefit by deducting withdrawals in the same proportion that the withdrawal reduces the contract value.

ELIGIBILITY TO PURCHASE THE LTC RIDER

Eligibility Requirements. If you wish to purchase the LTC Rider, you must meet certain eligibility requirements:

•	The LTC Rider must be purchased at the same time you purchase your contract. The LTC Rider cannot be added to existing contracts.
•
LTC Benefits are payable to the person insured under the LTC Rider (the “Covered Life”).  The Covered Life must be the contractowner and the annuitant under the contract.  If a grantor trust owns the contract, the Covered Life will be the annuitant.  There can only be one Covered Life.  Thus, if the contract has joint owners, the Covered Life must be the primary owner.

•
The Covered Life must be at least 45 years of age and not older than 74 years of age on the contract date, unless the Growth Benefit option is elected, in which case the Covered Life may not be older than 69 years of age. We must confirm your eligibility through a verification process that includes a review of prescription medications that you are taking, or have taken in the past 5 years, and your medical history.  Certain medical conditions or the use of certain medications or medical devices will disqualify you from being eligible to purchase the LTC Rider.  Some of the types of medical conditions that will disqualify you from purchasing the rider are Cancer, Parkinson’s Disease, Multiple Sclerosis, Heart Disease, Diabetes, Alzheimer’s/Dementia, Bipolar Disorder, Schizophrenia, AIDS, Pulmonary Disorders, Kidney Disease, Liver Disease,  Lupus, Rheumatoid Arthritis and Myasthenia Gravis as well as medications that are used to treat these conditions. This list is not exhaustive, there are other conditions and medications that are not included. We reserve the right to add or remove medical conditions and prescription drugs at our discretion.

•	You will be required to sign a waiver of confidentiality form that will allow us to conduct a third-party prescription drug screening at the time we process your application.

Issuance Procedures. We will notify you if we decline to issue the LTC Rider within 2 days of our receipt of your application that is in good order.  We will not issue the LTC Rider if you do not meet the eligibility requirements.  If we decline to issue the LTC Rider, we will still issue the annuity contract.

Required Signature. If the LTC Rider is issued, you will be required to sign and return one copy of a contract amendment to verify that the medical statements relating to your medical history that you provided upon application for the LTC Rider are true. The signed contract amendment must be returned to us within 45 days of the contract date. Failure to sign and return a signed copy of the contract amendment within 45 days of the contract date will result in an automatic termination of the LTC Rider.  If the LTC Rider is terminated for failure to return the contract amendment, you will not be able to terminate the contract without penalty (because the free look period will have expired).

Limitations on Purchase Payments.  The LTC Benefits will be calculated based upon the dollar amount of purchase payments made into the contract in the first 90 days after the contract date. No purchase payments may be made into the contract after 90 days from the contract date. The minimum purchase payment amount under a contract if you purchase the LTC Rider is $50,000, and the maximum amount of cumulative purchase payments that can be made during that 90-day period is $400,000. There is no guarantee that the LTC Rider or certain options will be available for new purchasers in the future as we reserve the right to discontinue the LTC Rider at any time.

Limitations on Purchasing Other Riders.  You may not purchase any Living Benefit rider otherwise available with your contract while you own the LTC Rider.  The following living benefit riders are not available to you while this LTC Rider is in force: Lincoln SmartSecurity® Advantage, i4LIFE® Advantage with or without the Guaranteed Income Benefit, 4LATER®Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage Plus or any other living benefits that we may offer in the future.  See “Lincoln SmartSecurity® Advantage,” “i4LIFE® Advantage with or without the Guaranteed Income Benefit,” “4LATER®Advantage,” “Lincoln Lifetime IncomeSM Advantage” or “Lincoln Lifetime IncomeSM Advantage Plus” in “The Contracts” section of your prospectus for more information about these riders.  In addition, the EEB death benefit is not available with the LTC Rider.

Investment Restrictions.  By purchasing the LTC Rider, you will be limited in how you can invest in the subaccounts and the fixed account. You must allocate all of your purchase payments and contract value at all times in accordance with Investment Requirements – Option 3 and all its provisions.  Under this option, we require at least 30% of your contract value in certain subaccounts that we identify and no more than 70% of your contract value in other specified subaccounts. There may be additional limitations on investing in other subaccounts. These limitations are set forth in  “Investment Requirements – Option 3” in your prospectus.

ELIGIBILITY TO RECEIVE LTC BENEFIT PAYMENTS

PLEASE NOTE:  The process to request LTC Benefits is involved and you should carefully consider that you may need substantial assistance from a family member or other trusted person to claim and obtain LTC Benefits once you are receiving long-term care.  In this regard, our claims-processing department can help you if necessary.  You should plan ahead to ensure that a person you trust has agreed to be responsible for completing the initial process, as well as the ongoing requirements, discussed below.
Establishing Initial Eligibility for LTC Benefits
You will not be eligible to receive LTC Benefit payments under the LTC Rider until after the first contract year.  (Although we refer to the first contract anniversary throughout this supplement, this provision may vary by state.)  After the first contract anniversary, you may start the process to request and receive LTC Benefits.  You must take the following steps to start receiving LTC Benefit payments:

Step 1:
You must first notify us by phone at 877-534-4636, or send written notice to:  PO Box 21008, Dept. 0514, Greensboro, NC 27420-1008 of your intent to request LTC Benefits. We will process any notifications or requests for LTC Benefits submitted by you, or on your behalf by your legally authorized representative, which may include a court-appointed conservator or an individual acting under a valid power of attorney.  Before starting the eligibility process we will verify that the first contract anniversary has passed.

Step 2:	Once we receive notification of your intent to request LTC Benefits, we will provide you with claims forms which will be used to determine your initial eligibility to receive LTC Benefits.

Step 3:
You must complete and submit the claims forms.  This requires that you have a Licensed Health Care Practitioner certify in a written assessment that you are Chronically Ill and complete a Plan of Care for you, which is a written plan of care that is developed based on your written assessment and specifies the type, frequency and duration of all Long-Term Care Services you will need.

Step 4:
We will determine your eligibility based on the 1) assessment; 2) Plan of Care; and 3) whether you have been or will be receiving Long-Term Care Services covered by the LTC Rider due to you being Chronically Ill.  Once we have determined your eligibility for benefits, we will send you a Request for Benefits form to be completed by you in order to receive LTC Benefits.

Step 5:
You must submit a Request for Benefits form within 90 days after we have determined that you are eligible for LTC Benefits. The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months.

Step 6:
You must satisfy the 90 day deductible period before any LTC Benefits will be paid.  The 90-day deductible period is measured from the date you first receive Long-Term Care Services.  See the Deductible Period paragraph later in this section of the Supplement.

A Licensed Health Care Practitioner is a physician (as defined in Section 1861(r)(1) of the Social Security Act, as amended); a registered professional nurse; a licensed social worker; or another professional individual who meets the requirements prescribed by the United States Secretary of the Treasury.

The six Activities of Daily Living are:
1.	Bathing – the ability to wash oneself by sponge bath, or in either a tub or shower, including the task of getting into or out of the tub or shower.
2.	Continence – the ability to maintain control of bowel and bladder function, the ability to perform associated personal hygiene (including caring of a catheter or colostomy bag).
3.	Dressing – the ability to put on or take off all items of clothing and any necessary braces, fasteners or artificial limbs.
4.	Eating – the ability to feed oneself by getting food into the body from a receptacle (such as plate, cup or table) or by a feeding tube or intravenously.
5.	Toileting – the ability to get to and from the toilet, get on or off the toilet, and perform associated personal hygiene.
6.	Transferring – the ability to move oneself into or out of a bed, chair or wheelchair.
Written Assessment. In order to determine whether you have been or will be receiving Long-Term Care Services due to being Chronically Ill, we require that a Licensed Health Care Practitioner certify, within the preceding 12 months, in a written assessment that you are Chronically Ill.  You have a Chronic Illness if you require either:  1) substantial assistance with performing at least two of six Activities of Daily Living (“ADLs”) for at least 90 days or; 2) substantial supervision to protect you from threats to health and safety due to severe cognitive impairment
Severe cognitive impairment is deterioration or loss of intellectual capacity that is:
•	Comparable to (and includes) Alzheimer’s disease and similar forms of irreversible dementia; and
•
Is measured and confirmed by clinical evidence and standardized tests that reliably measure impairment in short-term or long-term memory; orientation as to person (such as who they are), place (such as their location), and time (such as day, date and year); and deductive or abstract reasoning, including judgment as it relates to safety awareness.

The written assessment will evaluate your ability to perform ADLs and/or your cognitive condition.  You will be responsible for the cost of obtaining the initial and any subsequent assessments.

Plan of Care. The Licensed Health Care Practitioner must also complete a Plan of Care for you, which is a written plan of care that is developed based on the written assessment that you are Chronically Ill (as described in the preceding section) and specifies the type, frequency and duration of all Long-Term Care Services you will need. Long-Term Care Services are maintenance or personal care services, or any necessary diagnostic, preventive, therapeutic, curing, treating, mitigating, and rehabilitative service that is required because you are Chronically Ill and that are provided pursuant to a Plan of Care. The Long-Term Care Services include, but are not limited to, nursing home care, hospice care, adult day care, assisted living services, home health care and rehabilitative services as described in the Long-Term Care Coverage Endorsement. You will be responsible for the cost of obtaining the required Plan of Care.  In order to receive LTC Benefits under the LTC Rider, you must follow the Plan of Care.

Exclusions and Limitations. The following are not Long-Term Care Services under the LTC Rider:

•	alcohol and drug treatment, unless the drug addiction is a result of medication taken in doses prescribed by a physician
•
care in a facility operated primarily for the treatment of mental or nervous disorders, other than qualifying stays or care resulting from a clinical diagnosis of Alzheimer’s Disease or similar forms of irreversible dementia

•	treatment arising out of an attempt (while sane or insane) at suicide or an intentionally self-inflicted injury
•	treatment in government facilities, such as the healthcare facilities run by the Veterans Administration (unless exclusion of coverage is otherwise prohibited by law)
•
services for which benefits are available to you under Medicare or other governmental program (other than Medicaid), workers compensation laws, employer liability laws, occupational disease laws or motor vehicle no-fault laws

•	services or care provided to you outside the United States
•	all care and support services that are provided by immediate members of your family, whether paid or unpaid.

Deductible Period.  You must satisfy the 90 day deductible period before any LTC Benefits will be paid. This means, you must wait 90 days after the date that you start to receive Long-Term Care Services covered under the LTC Rider before we will start paying LTC Benefits.  For example, assume that you enter a nursing home on March 1 of a particular year after the first contract anniversary, due to not being able to perform two of the six ADLs. You notify us of your intent to request LTC Benefits on April 1.  On April 8, you receive the claims forms from us.  On May 1, we receive the completed claims forms, including the written assessment and Plan of Care.  On May 10, we determine that your eligibility to receive LTC Benefits was March 1 and send you a Request for Benefits form.  On May 20, we receive the completed Request for Benefits form.  The deductible period would be 90 days from March 1 and will end as of May 29.  We would start monthly LTC Benefit payments after May 29.

Requesting LTC Benefits. We will notify you in writing once we have determined your eligibility for benefits and will send you a Request for Benefits form to be completed by you in order to receive LTC Benefits.  The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months. You will need to provide a new Request for Benefits form to continue to receive LTC Benefits beyond the period requested in the Request for Benefits form. This form will notify us of the dollar amount of LTC Benefit payments that you are requesting, where you would like us to pay them, and from whom you are receiving Long-Term Care Services.  If the Request for Benefits form is not received within 90 days after we have determined that you are eligible for LTC Benefits, you will no longer be deemed eligible to receive LTC Benefits and the eligibility determination process will restart. See the Federal Taxation of this Supplement for a discussion of the limits on the dollar amount of LTC Benefit payments.
Please Note:  The amount you request in LTC Benefits may be more or less that your actual expenses for Long-Term Care Services.  The LTC Rider is not a reimbursement plan and does not depend on your actual expenses.  However, if you receive amounts in excess of the IRS limit, those amounts may be taxable unless you have actually incurred long-term care expenses of that amount.  See “General Provisions – Federal Taxation.”

Denial of LTC Benefits. We will notify you in writing if we deny any request for LTC Benefits. We will deny a request for LTC Benefits if we determine that you are not eligible to receive LTC Benefits as set forth in the preceding sections or if you have not fulfilled any of the requirements in order for us to determine your eligibility or process your request. You may request a review of our decision. A request for a review of a denial of a request for LTC Benefits must be in writing and must include any information that may support your request or eligibility status. The request for a review of a denial of a request for LTC Benefits must be submitted to us generally within 3 years (although this period may vary by the state the LTC Rider is issued in) after the time the request for LTC Benefits was filed. We will review your request for a review and provide a written decision, generally within 60 days after receiving it (although this period may vary because of a different requirement imposed by the state in which the LTC Rider is issued). There is no further review after we provide you with our written decision. If we determine that a request for LTC Benefits should have been granted we will pay you the LTC Benefits you should have received.

Establishing Continued Eligibility for LTC Benefits

Once you qualify and begin to receive LTC Benefit payments, you must take certain steps to continue to receive LTC Benefits.  If you fail to take these steps, your LTC Benefits will stop, and you will have to reestablish your eligibility to restart LTC Benefit payments.  You must take the following steps to continue receiving LTC Benefit payments:

Every Three Months:
You must submit a new Request for Benefits form, which must be received by us no earlier than 30 days prior to the end of the current three-month period for which you are receiving LTC Benefits. We will provide you with a new Request for Benefits form prior to the end of the current three-month period. If a new Request for Benefits form is not submitted prior to the end of the current three month period for which you are receiving LTC Benefits, we will automatically pay the LTC Benefit that you are receiving for an additional month.  If you do not want to receive this payment you must contact us either by phone or in writing at the address or phone number provided above. LTC Benefits paid during that month will be equal to the amount of the most recent LTC Benefit payment paid to you.  If we do not receive a Request for Benefits form within 90 days after the three month period for which LTC Benefits were previously requested, you will have to reestablish your eligibility to receive benefits. Request for Benefits form are always available by contacting us at 877-534-4636.

Every Year:
At least once every 12 months after we have established your initial benefit eligibility, a Licensed Health Care Practitioner must (1) complete a new assessment on a form provided by us and again certify that you are Chronically Ill, and that you are expected to remain Chronically Ill for at least 90 days, and (2) either prescribe a new Plan of Care, or reconfirm the existing Plan of Care. We will provide you with a new assessment form prior to the end of the current twelve-month period. The appropriate forms are always available by contacting us at 877-534-4636.

Revocation of Eligibility for LTC Benefits.  We will notify you in writing if we revoke your eligibility for LTC Benefits. You may request a review of our decision. We may revoke your eligibility if we determine that you are no longer eligible to receive LTC Benefits or should not have been found eligible to receive LTC Benefits. We may also revoke your eligibility for failure to follow any of the procedures as discussed above. A revocation of eligibility does not mean that you may be found eligible in the future. A request for a review of a revocation of eligibility must be in writing and must include any information that may support your request or eligibility status. The request for a review of a revocation of eligibility must be submitted to us generally within 3 years (although this period may vary because of a different requirement imposed by the state in which the LTC Rider is issued) after the time the last Request for Benefits form was filed. We will review your request for a review and provide a written decision within 60 days after receiving it. There is no further review after we provide you with our written decision. If we determine that we should not have revoked your eligibility we will pay you the LTC Benefits you should have received.

Verification of Continued Eligibility

At any time and as often as we reasonably require, we reserve the right to verify that all of the conditions for initial and ongoing eligibility are satisfied. Verification of your continued eligibility may include any or all of the following:

•	review of medical facts (including, but not limited to, medical files or diagnostic test results) to determine the extent of any Chronic Illness;
•	a physical examination at our expense by a physician of our choosing to determine that all of the criteria for eligibility are met;
•	requiring proof that you have received the prescribed care or support services.

If the Company is unable to verify that you are receiving Long-Term Care Services as set forth in the Plan of Care or that you are Chronically Ill, the Company will revoke your eligibility to receive LTC Benefits and reject any pending or subsequent request for benefits, and take action pursuant to the overpayment provision described below. Any subsequent determination of benefit eligibility will be treated as the initial determination of eligibility.

Overpayment of LTC Benefits

If you no longer meet the eligibility criteria or no longer wish to receive LTC Benefit payments, you will need to notify us by contacting us either by phone or in writing at the address or phone number provided above. Failure to notify us that you no longer meet the eligibility criteria may result in an overpayment.  In the event we make an overpayment to you, we will notify you and request repayment. An overpayment could be made under an existing Request for Benefits after a Covered Life is no longer eligible to receive benefits or as a result of an administrative error in processing a request for benefits. If you receive an overpayment, it is your responsibility to return the amount of the overpayment within sixty days of our request. If you do not return the overpayment within 60 days of our request, we will deduct the amount of the overpayment from your future LTC Benefits, if any, or otherwise from any withdrawals, cash surrender, or death benefit proceeds.

DETERMINING LTC BENEFITS

General Summary of LTC Benefits

Before delving into a more detailed discussion, we want to provide you with an overview of the basic choices you have relating to the LTC Rider, as well as a brief roadmap of the general concepts that impact your LTC Benefits.

Choices Under the LTC Rider.  The amount of LTC Benefits that you may receive under the LTC Rider is dependent upon several choices that you make.

•
You will decide how much money to invest in the contract in order to fund the LTC Rider.  The amount of the initial purchase payment and of any subsequent purchase payments made in the first 90 days after the contract date will determine the amount of Acceleration Benefits and Extension Benefits you may receive.

•	You will also choose whether you would like the opportunity to grow the LTC Benefits by choosing, for a higher charge, the Growth Benefit option.

•
You will choose whether to purchase for an additional cost the Optional Nonforfeiture Benefit option which provides an LTC Benefit if you terminate the LTC Rider under certain circumstances after the 3rd contract anniversary.

•
Once you are eligible to receive LTC Benefits, you will decide when and in what amounts up to certain limits you would like to receive monthly LTC Benefit payments.  As long as you have met the conditions described in the “Eligibility for LTC Benefits” section of this supplement, you may use the LTC Benefit payments for any purpose and may receive more than your actual expenses for Long-Term Care Services.

Roadmap of Important LTC Concepts. There are certain important features of the LTC Rider you need to understand.  The following section of this supplement summarizes these features.

As described above, there are two primary LTC Benefits:  the Acceleration Benefit and the Extension Benefit.  There is also an additional optional LTC Benefit – the Growth Benefit – that is available for an additional charge.  All LTC Benefits are calculated based on the LTC Guaranteed Amount.  The LTC Guaranteed amount is also important as it affects the charges you pay for the LTC Rider.  See “LTC Charges” for additional information.  The LTC Guaranteed Amount is equal to the Acceleration Benefit plus the Growth Benefit, if elected.  However, you should understand that the LTC Guaranteed Amount is not available to you as a lump sum withdrawal or as a death benefit.  See the discussion following this chart for a more detailed discussion of each LTC Benefit.

Acceleration Benefit

• First payments made under the LTC Rider
• Deducted from your contract value
• Equals your initial purchase payment and any subsequent purchase payments made in the first 90 days
• Paid monthly up to a monthly maximum amount (referred to as Maximum Monthly Level Benefit which is described  in the Determining LTC Benefits- Maximum Monthly Level Benefit section)
• Payments reduce the LTC Guaranteed Amount and Acceleration Benefit
• If the contract value is reduced to zero, benefits are paid by us from our general account
• Not affected by investment results
• No surrender charges, although LTC Benefit payments will be applied against the contract’s free withdrawal provision reducing the amount you may otherwise withdraw without a surrender charge.

ò

Extension Benefit

• Second payments made under the LTC Rider once Acceleration Benefit is reduced to zero
• Paid by us from our general account
• Equals double the Acceleration Benefit as of the 90th day after the contract date
• Paid monthly up to a monthly maximum amount (referred to as Maximum Monthly Level Benefit which is described  in the Determining LTC Benefits- Maximum Monthly Level Benefit section)
• Payments reduce the Extension Benefit
• Not affected by investment results

ò
Growth Benefit

• May be purchased for an additional cost
• Increases the LTC Guaranteed Amount annually by the amount of investment gain, if any, in the subaccounts and any fixed account
• Payments made in addition to Acceleration Benefit and Extension Benefit payments
• Deducted from your contract value
• Paid monthly up to a monthly maximum amount that is different from the monthly maximum amounts applicable to the Acceleration Benefit and Extension Benefit and that may increase but will never decrease based upon investment performance
• Payments reduce the LTC Guaranteed Amount and Growth Benefit
• If the contract value is reduced to zero, paid by us from our general account
• Each annual step-up is not affected by subsequent investment results
• No surrender charges, although LTC Benefit payments will be applied against the contract’s free withdrawal provision reducing the amount you may otherwise withdraw without a surrender charge

ò
Withdrawals
• Permitted any time in addition to LTC Benefit payments
• Will not decrease LTC Benefits (but will reduce contract value) to the extent annual withdrawals are less than or equal to 5% of the excess amount, if any, of the contract value over the LTC Guaranteed Amount as of the immediately preceding contract anniversary
• The amount of any withdrawal that exceeds 5% of the excess amount of the contract value over the LTC Guaranteed Amount will be an Excess Withdrawal (i.e., if the LTC Guaranteed Amount is greater than or equal to the contract value on any contract anniversary, any withdrawal will be an Excess Withdrawal)
• If the Growth Benefit has been elected, ANY withdrawal is an Excess Withdrawal
• Excess Withdrawals result in proportional reductions to all LTC Benefits by the same percentage that the Excess Withdrawal reduces the contract value
• Thus, if you purchase the Growth Benefit option, any withdrawal will be an Excess Withdrawal (unless you are age 76 or the maximum LTC Guaranteed Amount limit of $800,000 has been reached, and your contract value on the immediately preceding contract anniversary exceeds the LTC Guaranteed Amount)

Now that we have discussed the general important features that impact your LTC Benefits, we can engage in a more detailed discussion of how exactly these LTC Benefits are calculated.

Acceleration Benefit Payments

Excess Withdrawals will reduce the LTC Guaranteed Amount and Acceleration Benefit by the same percentage that the Excess Withdrawal reduces the contract value.
Acceleration Benefit = the initial purchase payment, plus each subsequent purchase payment made within the first 90 days after the contract date, less Excess Withdrawals (adjusted as described in this supplement), less Acceleration Benefit payments.  If you have not elected the Growth Benefit, the LTC Guaranteed Amount equals the Acceleration Benefit.

Acceleration Benefit Duration = the period of time over which Acceleration Benefits are paid.  If you have not received LTC Benefits prior to the 5th contract anniversary, the minimum Acceleration Benefit Duration will be 24 months (i.e., 2 years).
Once you become eligible to receive LTC Benefits and we make a determination of your eligibility, we will move your contract value to the extent of the LTC Guaranteed Amount to our LTC Fixed Account.  Amounts allocated to the LTC Fixed Account will no longer have the ability to participate in market performance.  See “LTC Fixed Account” for more information.  We then pay you the Acceleration Benefit as monthly Acceleration Benefit payments during the Acceleration Benefit Duration.  Each payment will be the amount you request up to the Maximum Monthly Level Benefit amount. See “Determining LTC Benefits – Maximum Monthly Level Benefit” below for a detailed description.  The Acceleration Benefit is first paid from the contract value.  Surrender charges are waived for all Acceleration Benefit payments.  However, Acceleration Benefit payments will be applied against the contract’s free withdrawal provision, which may impact whether surrender charges are applied to other withdrawals.

We promise that if your contract value is reduced to zero due to investment losses and there is a remaining amount of Acceleration Benefit, the remaining Acceleration Benefit payments will be paid from our assets and investments we hold in our general account, subject to the conditions discussed in this supplement.  Because we transfer contract value equal to the LTC Guaranteed Amount (or all contract value, if less) to the LTC Fixed Account (which is part of our general account) once you begin receiving payments, all Acceleration Benefit payments are subject to the claims of our general creditors and the claims paying ability of Lincoln Life.  The Acceleration Benefit is not available as a lump sum withdrawal or as a death benefit.

Acceleration Benefit payments reduce the Acceleration Benefit, LTC Guaranteed Amount and contract value.  Excess Withdrawals will reduce the Acceleration Benefit and LTC Guaranteed Amount by the same proportion that the Excess Withdrawal reduces your contract value.  See “Withdrawals” in this supplement for more information on Excess Withdrawals.

Once the Acceleration Benefit is reduced to zero, the Extension Benefit Duration will begin.  In the last month that you receive an Acceleration Benefit payment, if the remaining amount of Acceleration Benefit is less than the Maximum Monthly Level Benefit amount, the payment that you receive will include the remaining Acceleration Benefit plus an amount of Extension Benefit to make the payment equal to the amount you have requested. The following month the LTC Benefit will be paid from the Extension Benefit.

Extension Benefit Payments

Excess Withdrawals will reduce the LTC Guaranteed Amount and Extension Benefit by the same percentage that the Excess Withdrawal reduces the contract value.
Extension Benefit = twice the initial Acceleration Benefit (purchase payments within the first 90 days after the contract date), less Excess Withdrawals (adjusted as described in this supplement), less Extension Benefit payments.

Extension Benefit Duration = the period of time over which Extension Benefits are paid.  The Extension Benefit Duration is initially twice the length of the Acceleration Benefit Duration. If you have not received LTC Benefits prior to the 5th contract anniversary, the minimum Extension Benefit Duration will be 48 months (i.e., 4 years).
Once the Acceleration Benefit is reduced to zero and you are still requesting and otherwise eligible to receive LTC Benefit payments, we will start to pay you the Extension Benefit as monthly Extension Benefit payments. Extension Benefit payments are paid up to the Maximum Monthly Level Benefit amount. See “Determining LTC Benefits – Maximum Monthly Level Benefit” below for more details.  The Extension Benefit is an obligation of Lincoln Life subject to the claims-paying ability of Lincoln Life and is supported by the general account, not by your contract value.  We promise to pay the Extension Benefit during the Extension Benefit Duration subject to the conditions discussed in this supplement.  The Extension Benefit is not available as a lump sum withdrawal or as a death benefit.

Example:   The following example shows the calculation of the LTC Guaranteed Amount, the Acceleration Benefit and the Extension Benefit as of the contract date, and the recalculation of those amounts after a subsequent purchase payment is made prior to the 90th day after the contract date.

Initial purchase payment January 1, 2011 (contract date equals January 1, 2011):$100,000
Contract value January 1, 2011:                                                                                                                     $100,000
LTC Guaranteed Amount January 1, 2011 (equals initial purchase payment):$100,000
Acceleration Benefit January 1, 2011 (equals LTC Guaranteed Amount):$100,000
Extension Benefit January 1, 2011 (2 x $100,000 Acceleration Benefit):$200,000
Contract value February 1, 2011 prior to subsequent purchase payment:$110,000
Subsequent purchase payment received February 1, 2011:$100,000
LTC Guaranteed Amount after subsequent purchase payment
($100,000 LTC Guaranteed Amount + $100,000 subsequent purchase payment made within 90 days of contract date):$200,000
Acceleration Benefit after subsequent purchase payment:$200,000
Extension Benefit after subsequent purchase payment
(2 x $200,000 Acceleration Benefit):                                                                                                           $400,000
Contract value after additional purchase payment:$210,000

Maximum Monthly Level Benefit

Maximum Monthly Level Benefit = the remaining Acceleration Benefit divided by the number of months of remaining Acceleration Benefit Duration.  For example, if the Acceleration Benefit is $200,000 and the Acceleration Benefit Duration as of the 5th contract anniversary was 24 months, the Maximum Monthly Level Benefit would be $8,333.33 ($200,000/24).
The Maximum Monthly Level Benefit is the monthly limit for Acceleration and Extension Benefits that may be paid to you under the LTC Rider.  The Maximum Monthly Level Benefit is calculated on the contract date and each contract anniversary up to, and including, the 5th contract anniversary.  Because the maximum monthly amount is based upon the number of months over which the Acceleration Benefits are paid, the maximum monthly amount is lowest on the first contract anniversary and is recalculated and increases every year you wait to request LTC Benefits up to 5th contract anniversary.  If you receive LTC Benefit payments prior to the 5th contract anniversary, the maximum monthly amount will be lower than if you wait until after five years after the contract date. We promise that the total amount of LTC Benefits available will be the same, but will be paid out over a longer time period (as long as you are alive) and at a lower monthly maximum amount.

Excess Withdrawals will reduce the Maximum Monthly Level Benefit amount by the same percentage the Excess Withdrawal reduces the contract value. See “Withdrawals” in this supplement. All other withdrawals and LTC Benefit payments will not change the Maximum Monthly Level Benefit amount. The Maximum Monthly Level Benefit amount does not include Growth Benefits.

IMPORTANT NOTE:
We designed the LTC Rider to function most optimally if you do not start receiving LTC Benefits until on or after the 5th contract anniversary.  After the 5th contract anniversary, you can maximize your monthly LTC Benefit payments and receive those payments over the shortest period of time (giving you access to the money we pay from our general account during the Extension Benefit period earlier relative to when you begin taking LTC Benefit payments and over a shorter period of time).  This discussion assumes that you do not begin taking LTC Benefit payments until after the 5th contract anniversary.  However, because we wanted to provide you with the flexibility to begin taking LTC Benefit payments prior to the 5th contract anniversary if the need arises, we will highlight the impact of taking LTC Benefit payments earlier in a later section.  See “Determining LTC Benefits – Electing to Receive LTC Benefits Before the 5th Contract Anniversary.”

Whether you can request all of the Maximum Monthly Level Benefit (after the required waiting period and fulfilling all other applicable requirements to receive LTC Benefits) will depend on whether you are residing in a “nursing home” or are receiving “hospice care” (which may be received in your home or in a hospice care facility).  Both of these terms are defined in the Long-Term Care Coverage Endorsement form; the actual definitions may vary because of requirements imposed by the particular state in which the LTC Benefit was issued.  The following chart shows the amount you may request in LTC Benefits.

Type of Long-Term Care Services	Amount of Monthly Benefit You Can Request
If you are residing in a nursing home or are receiving hospice care:	You may request an amount up to the Maximum Monthly Level Benefit amount.
If you are eligible and qualify for other qualified Long-Term Care Services (such as but not limited to home health care, adult day care, assisted living services), but are not residing in a nursing home or receiving hospice care:

You may request only up to 50% of the Maximum Monthly Level Benefit amount.  If upon commencement of a month you qualify to receive up to 50% of the Maximum Monthly Level Benefit amount and during that month you enter a nursing home or start to receive hospice care, you will qualify to receive up to 100% of the Maximum Monthly Level Benefit amount the following month.

The Maximum Monthly Level Benefit amount will not change after the 5th contract anniversary unless you make an Excess Withdrawal (as described below).  If, after the 5th contract anniversary, you receive less than the Maximum Monthly Level Benefit amount in any given month, the Maximum Monthly Level Benefit amount will not be increased, but the minimum Acceleration Benefit Duration or minimum Extension Benefit Duration will be increased and will equal the remaining Acceleration Benefit or Extension Benefit divided by the Maximum Monthly Level Benefit amount.

Example:  The following is an example of how taking less than the Maximum Monthly Level Benefit impacts future Maximum Monthly Level Benefit amounts and extends the Acceleration Benefit Duration and Extension Benefit Duration.  This example also illustrates how the Maximum Monthly Level Benefit does not change after the 5th contract year.  Assume LTC Benefit payments begin after the 5th contract anniversary and the owner receives 50% of the Maximum Monthly Level Benefit each month.

On 5th contract anniversary:
Acceleration Benefit:                                                                                                                     $100,000
Acceleration Benefit Duration:                                                                                                                     24 months
Extension Benefit:                                                                                                           $200,000
Extension Benefit Duration:                                                                                                                     48 months
Maximum Monthly Level Benefit: ($100,000/24)$4,166.67
Monthly LTC Benefit payment (50% of $4,166.67)$2,083.33

On the 6th contract anniversary:
Remaining Acceleration Benefit:
($100,000 – LTC Benefit payments of $25,000 ($2,083.33 x 12))$75,000
Remaining Acceleration Benefit Duration
(assuming the contract owner continues to receive 50% of the
Maximum Monthly Level Benefit): ($75,000 / $2,083.33) 36 months
Remaining Acceleration Benefit Duration
(if the contract owner begins receiving 100% of the Maximum
Monthly Level Benefit): ($75,000 / $4,166.67)                                                                                                           18 months
Remaining Extension Benefit:                                                                                                                     $200,000
Remaining Extension Benefit Duration
(assuming the contract owner continues to receive 50% of the
Maximum Monthly Level Benefit each year):  ($200,000 / $2,083.33)96 months
Remaining Acceleration Benefit Duration
(if the contract owner begins receiving 100% of the Maximum
Monthly Level Benefit): ($200,000 / $4,166.67)48 months

Special Considerations When Determining the Amount of Benefits to Request: Keep in mind that you may use the LTC Benefit payments for any purpose and may request more than your actual expenses for Long-Term Care Services (subject to the maximums discussed above).  When determining the amount of the LTC Benefit to request, however, there are a number of factors you may want to take into account.

During the Acceleration Benefit Duration, for example, you may want to consider the actual cost of your care and the expected length of your care, the chance that you may not live long enough to receive all the LTC Benefit payments, and the need for death benefit and/or annuity features under your contract.  During the Acceleration Benefit Duration, taking less than the maximum amount of the Acceleration Benefit to which you are entitled will extend the Acceleration Benefit Duration (and thus will extend the beginning of the Extension Benefit Duration, when LTC Benefits are being paid out of our assets).  (As discussed below, not taking Growth Benefit payments will not extend the Acceleration Benefit Duration.)  If the cost of any qualified Long-Term Care Services that you are receiving is less than the maximum you can request and you anticipate needing money for Long-Term Care Services for a longer period of time than the LTC Benefit Duration, then you may want to consider taking less than the maximum amount.  Taking less than the maximum has the advantage of extending your benefits over a longer time period and/or allowing you to retain your death benefit and annuity options (which are reduced by withdrawals including LTC Benefit payments and thus will not be reduced as quickly), but has the disadvantage of there being a greater chance that you may not live long enough to receive all or as many LTC Benefit payments.

Once you are in the Extension Benefit Duration, when LTC Benefits are being paid out of our assets, it is almost universally better to take your maximum permitted amount each month, in case of death prior to all LTC Benefit payments being made.

In all cases, you should also consider the limits imposed under IRS rules.  See “General Provisions – Federal Taxation” section below.

Growth Benefit Option

At the time you purchase the Rider, you will choose whether to add the Growth Benefit option. The Growth Benefit option may not be added after the LTC Rider is issued.  The Growth Benefit option may provide an additional amount of LTC Benefit from investment gains in the subaccounts and fixed account. The Growth Benefit is paid as monthly Growth Benefit payments up to the Maximum Monthly Growth Benefit amount.

Growth Benefit payments may be paid in addition to Acceleration Benefit payments and Extension Benefit payments and are paid during both the Acceleration Benefit Duration and the Extension Benefit Duration. Thus, while your initial purchase payment (and any subsequent purchase payment made during the first 90 days up to the applicable maximum limit) is returned to you over the Acceleration Benefit Duration, your Growth Benefit is spread over both the Acceleration Benefit Duration and the Extension Benefit Duration.  After the Extension Benefit is reduced to zero and if there is any remaining LTC Guaranteed Amount, you may continue to receive Growth Benefits, if otherwise eligible, until the LTC Guaranteed Amount is reduced to zero.  At such point, Growth Benefit payments will no longer be subject to the Maximum Monthly Growth Benefit limit (i.e., you can request a lump sum of any remaining LTC Guaranteed Amount).

Surrender charges are waived for all Growth Benefit payments.  However, Growth Benefit payments will be applied against the contract’s free withdrawal provision, which may impact whether surrender charges are applied to other withdrawals.

Excess Withdrawals will reduce the LTC Guaranteed Amount and Growth Benefit by the same percentage that the Excess Withdrawal reduces the contract value.
Automatic Step-Ups = On each contract anniversary, the LTC Guaranteed Amount will automatically step up to the contract value as of the contract anniversary if:
•	The Covered Life is still living and under age 76;
•	The contract value on that contract anniversary is greater than the LTC Guaranteed Amount; and
•	The maximum LTC Guaranteed Amount limit has never been reached.
On each contract anniversary until you reach age 76, the LTC Guaranteed Amount may increase to an amount equal to the contract value, if higher, due to Automatic Step-ups, up to the maximum LTC Guaranteed Amount limit of $800,000 (referred to as the Automatic Step-up).  The Growth Benefit is equal to the difference between the LTC Guaranteed Amount and the Acceleration Benefit, if any. On the contract date, the Growth Benefit is zero. The Growth Benefit will be calculated on each contract anniversary or at the time of an Excess Withdrawal.

Once you begin receiving LTC Benefit payments, we transfer contract value to the LTC Fixed Account (which is part of our general account) equal to the LTC Guaranteed Amount (or the contract value, if less).  Each contract anniversary thereafter, we transfer to the LTC Fixed Account the amount by which the LTC Guaranteed Amount “stepped up” that year.  See “LTC Fixed Account” in this supplement for additional information. Because your contract value will be earning fixed interest in the LTC Fixed Account and will no longer be participating in any investment performance in the separate account, there is very little likelihood that the Automatic Step-ups will continue to increase the LTC Guaranteed Amount while you are receiving LTC Benefits even though you will still be paying an increased Acceleration Benefit Charge for the Growth Benefit. Thus if you purchase the Growth Benefit, you should allow sufficient time before you anticipate needing LTC Benefits to allow the Automatic Step-ups to increase the LTC Guaranteed Amount and should not purchase it if you anticipate needing LTC Benefit within a short time-frame.

You will pay a higher LTC Charge for the Growth Benefit option than for the Level Benefit option.  In addition, when deciding whether to purchase the Growth Benefit option, you should consider that under the Growth Benefit option, any withdrawal will be an Excess Withdrawal.  However, if the maximum LTC Guaranteed Amount limit of $800,000 has been reached or you are age 76 or older, and your contract value exceeds the LTC Guaranteed Amount on a contract anniversary, you may withdraw an amount up to the Conforming Withdrawal amount.  See “Withdrawals” in this supplement for an example of how an Excess Withdrawal reduces the LTC Guaranteed Amount.

Once the maximum LTC Guaranteed Amount limit has been reached or you are age 76 or older, you will not receive any further Automatic Step-ups of the LTC Guaranteed Amount (even if it later declines due to Excess Withdrawals or LTC Benefit payments).  Contract value in excess of the maximum LTC Guaranteed Amount will not provide any additional Growth Benefit.

Example:   Following is an example of how the Automatic Step-ups will work through the first three contract anniversaries (assuming no withdrawals).

Total purchase payments added to the contract as of 90th day after the contract date: $200,000
LTC Guaranteed Amount as of 90th day after the contract  date equals total purchase
payments made into the contract:                                                                                                           $200,000
Acceleration Benefit as of 90th day after the contract date:                                                                                                                     $200,000
Total contract value on 1st contract anniversary reflecting investment gain: $225,000
New LTC Guaranteed Amount on 1st contract anniversary:                                                                                                                     $225,000
LTC Guaranteed Amount steps up since $225,000 is greater than
LTC Guaranteed Amount of $200,000:                                                                                                           $225,000
Growth Benefit on 1st contract anniversary
($225,000 LTC Guaranteed Amount - $200,000 Acceleration Benefit):$ 25,000
Total contract value on 2nd contract anniversary reflecting investment loss from previous contract anniversary
($225,000 LTC Guaranteed Amount does not change as the contract value of $218,000 is less; $25,000 Growth Benefit does not change):$218,000
Total contract value on 3rd contract anniversary reflecting investment gain from
previous contract anniversary:                                                                                                           $240,000
New LTC Guaranteed Amount
(LTC Guaranteed Amount steps up as $240,000 is greater than
LTC Guaranteed Amount of $225,000):                                                                                              $240,000
Growth Benefit on 3rd contract anniversary
($240,000 LTC Guaranteed Amount - $200,000 Acceleration Benefit):$  40,000

You may choose to irrevocably terminate the Automatic Step-ups if you believe that you have sufficient LTC Benefits to cover your needs and do not want or need to further increase the LTC Benefits. You may terminate Automatic Step-ups after the 5th contract anniversary by notifying us in writing at least 30 days prior to the next contract anniversary.  By choosing to terminate the Automatic Step-ups, the LTC Guaranteed Amount will no longer step up to the contract value, if higher.  You will still pay the higher Acceleration Benefit Charge associated with the Growth Benefit if you terminate automatic step-ups.  However, the charge will not increase as the LTC Guaranteed Amount (which the charge is based on) will no longer increase because of step-ups to the contract value. See “LTC Charge” in this supplement.

Growth Benefit payments reduce the Growth Benefit, the LTC Guaranteed Amount, and the contract value by the dollar amount of the payment. Excess Withdrawals reduce the Growth Benefit by the same percentage that the Excess Withdrawal amount reduces the contract value. This means that the reduction in the Growth Benefit could be more than the dollar amount withdrawn.  Because we transfer contract value equal to the LTC Guaranteed Amount (or all contract value, if less) to the LTC Fixed Account once you begin receiving payments and each contract anniversary thereafter, all Growth Benefit payments are subject to claims of our general creditors and to the claims paying ability of Lincoln Life.

Maximum Monthly Growth Benefit

The Maximum Monthly Growth Benefit amount = [i ÷ ((ii + iii) ÷ iv)] where:
(i)	equals the Growth Benefit on the contract anniversary;
(ii)	equals any remaining Acceleration Benefit on the contract anniversary;
(iii)	equals any remaining Extension Benefit on the contract anniversary; and
(iv)	equals the Maximum Monthly Level Benefit amount on the contract anniversary.
The Maximum Monthly Growth Benefit amount is the maximum amount of Growth Benefit that may be paid in any calendar month. The Maximum Monthly Growth Benefit amount is recalculated each contract anniversary and upon an Excess Withdrawal. The calculation of the Maximum Monthly Growth Benefit amount is based on payment of the Growth Benefit over both the Acceleration and Extension Benefit Durations.

Under the formula, we determine how many months of Acceleration and Extension Benefit payments are remaining by dividing the total remaining Acceleration and Extension Benefits by the Maximum Monthly Level Benefit amount. Then the Growth Benefit is divided over this same number of months.

Maximum Monthly LTC Benefit amount = the Maximum Monthly Level Benefit amount plus the Maximum Monthly Growth Benefit amount
When you make a request for benefits, you may request an amount up to the Maximum Monthly LTC Benefit amount.  You will receive a single monthly LTC Benefit payment that will include the Growth Benefit payment, in addition to either the Acceleration Benefit payment or Extension Benefit payment.  We deduct your request first from the Acceleration Benefit (during the Acceleration Benefit Duration) or Extension Benefit (during the Extension Benefit Duration) up to the Maximum Monthly Level Benefit (which is the maximum amount you could request if you did not have the Growth Benefit option).  Any amount requested above that amount will be deducted from the Growth Benefit up to the Maximum Monthly LTC Benefit amount. Thus, no Growth Benefit payments will be made unless you are requesting more than the Maximum Monthly Level Benefit amount available to you for that month.  However, any unused Growth Benefit Payments can be used once the Maximum Growth Benefit Monthly payment is recalculated.

Whether you can request all of the Maximum Monthly LTC Benefit will depend on whether you are residing in a nursing home or receiving hospice care:

Type of Long-Term Care Services	Amount of Monthly Benefit You Can Request
If you are residing in a nursing home or are receiving hospice care:	You may request an amount up to the Maximum Monthly LTC Benefit amount.
If you are eligible and qualify for other qualified Long-Term Care Services (such as but not limited to home health care, adult day care, assisted living services), but are not residing in a nursing home or receiving hospice care:

You may request only up to 50% of the Maximum Monthly LTC Benefit amount.  If upon commencement of a month you qualify to receive up to 50% of the Maximum Monthly LTC Benefit amount and during that month you enter a nursing home or start to receive hospice care, you will qualify to receive up to 100% of the Maximum Monthly LTC Benefit amount the following month.

Example:   The following is an example of how the Maximum Monthly Growth Benefit amount, Maximum Monthly Level Benefit amount and the Maximum Monthly LTC Benefit are calculated on the 5th contract anniversary with growth of the contract value from investment gains of $20,000 and assuming $100,000 purchase payments were made prior to 90th day after the contract date.

Acceleration Benefit on 5th contract anniversary:                                                                                                                                $100,000
Extension Benefit on 5th contract anniversary:                                                                                                                     $200,000
Contract value on 5th contract anniversary: $120,000
LTC Guaranteed Amount on 5th contract anniversary steps-up to
contract value of $120,000:                                                                                                                     $120,000
Growth Benefit
($120,000 LTC Guaranteed Amount - $100,000 Acceleration Benefit):$  20,000
Maximum Monthly Level Benefit
($100,000 ÷ 24 months of Acceleration Benefit Duration left):$ 4,166.67
Maximum Monthly Growth Benefit
[($20,000 Growth Benefit ÷ (($100,000 Acceleration Benefit + $200,000 Extension Benefit) ÷$4,166.67 Maximum Monthly Level Benefit)]:$    277.28
Maximum Monthly LTC Benefit ($4,16.67 + 277.78):                                                                                                           $ 4,444.45

Special Considerations When Determining the Amount of Benefits to Request: If you receive less than the Maximum Monthly Growth Benefit amount, the unused Growth Benefit for that month will not be available for the remainder of that contract year.  On the next contract anniversary, the remaining Growth Benefit for the prior year will carry over and the Growth Benefit and the Maximum Monthly Growth Benefit amount will be recalculated, and will increase, as stated above.  Taking less than the Maximum Monthly Growth Benefit amount will not extend the Acceleration Benefit Duration or Extension Benefit Duration.  This calculation is intended to permit you to take your remaining Growth Benefit over the same period you will receive your remaining Acceleration Benefit plus your Extension Benefit.  Any Growth Benefit remaining at the end of the Extension Benefit Duration will continue to be available to you as LTC Benefit payments until exhausted, and will not be subject to a monthly maximum limit.

Example:   Continuing the prior example if, during the first six months of the contract year, you requested that you be paid the entire Maximum Monthly Growth Benefit each month and then for the other six months you requested no Growth Benefit, there will be unused Growth Benefit for that contract year of $1,663.68 ($277.28 Maximum Monthly Growth Benefit x 6 months).  On the next contract anniversary, the Maximum Monthly Growth Benefit will increase because there was unused Growth Benefit during the current contract year.

Electing to Receive LTC Benefits Before the 5th Contract Anniversary

As we previously mentioned, we designed the LTC Rider to function most optimally if you do not start receiving LTC Benefits until on or after the 5th contract anniversary.  The LTC Rider is designed to provide the highest amount of monthly LTC Benefits if you wait until after the 5th contract anniversary to receive LTC Benefit payments, though no matter when you start to receive LTC Benefit payments, we promise to pay you the same overall amount of LTC Benefits.  The preceding discussion assumed that you do not begin taking LTC Benefit payments before the 5th contract anniversary.  However, you have the flexibility to begin taking LTC Benefit payments prior to the 5th contract anniversary if the need arises.  This section highlights the impact of taking LTC Benefit payments earlier.

When you purchase the LTC Rider, the LTC Benefit Duration is equal to 252 months and is comprised of 84 months (i.e., 7 years) of Acceleration Benefit Duration plus 168 months (i.e., 14 years) of Extension Benefit Duration.  If you have not received LTC Benefits, on each contract anniversary up to the 5th contract anniversary, we will recalculate the LTC Benefit Duration by subtracting 12 months from the Acceleration Benefit Duration and 24 months from the Extension Benefit Duration. This is important because the Acceleration Benefits and the Extension Benefits are paid monthly up to the Maximum Monthly Level Benefit amount and the Maximum Monthly Level Benefit amount is calculated based on the number of months remaining in the Acceleration Benefit Duration or Extension Benefit Duration.

The following chart illustrates how the LTC Benefit Durations decrease each year that you wait to receive LTC Benefit payments up to the 5th contract anniversary.  You should refer to this chart and carefully consider the information contained in the chart in order to determine the minimum Acceleration Benefit Duration and the minimum Extension Benefit Duration based on the contract year you start to submit requests for LTC Benefits.

LTC Benefit Duration Chart
Contract Year of First Request for Maximum Level Benefit amounts	Acceleration Benefit Duration	Extension Benefit Duration	Total LTC Benefit Duration
1*	84 months	168 months	252 months
2	72 months	144 months	216 months
3	60 months	120 months	180 months
4	48 months	96 months	144 months
5	36 months	72 months	108 months
6+	24 months	48 months	72 months

* You may not receive LTC Benefit payments prior to the first contract anniversary and satisfaction of the 90-day Deductible Period.

When a benefit payment less than the Maximum Monthly Level Benefit amount is made prior to the 5th contract anniversary, we will recalculate your Maximum Monthly Level Benefit amount and it will increase, but we will not extend the Acceleration Benefit Duration.  Accordingly, if you receive less than the Maximum Monthly Level Benefit amount in any contract year prior to the 5th contract anniversary, the Maximum Monthly Level Benefit will be recalculated on the contract anniversary and will increase.  In addition, the minimum Extension Benefit Duration will be recalculated on the contract anniversary and will decrease due to the higher Maximum Monthly Level Benefit amount. The Extension Benefit Duration will be recalculated to equal the Extension Benefit divided by the recalculated Maximum Monthly Level Benefit.

Example:  The following chart provides an example of how the Maximum Monthly Level Benefit (annualized) increases each year that you wait to start receiving Acceleration Benefit payments up to the 5th contract anniversary. This chart illustrates a purchase payment of $100,000, resulting in an Acceleration Benefit of $100,000 as of the contract year when you start to receive Acceleration Benefit payments. The example also assumes you have chosen the Level Benefit option and that the Maximum Monthly Level Benefit amount is taken each contract year starting at the beginning of the contract year and that no withdrawals have been made other than the illustrated LTC Benefit amounts.

Maximum Monthly Level Benefit (annualized)
based on when Acceleration Benefit payments begin
LTC Benefit Duration	Contract Year	Acceleration Benefit payments Begin in Year 2	Acceleration Benefit payments Begin in Year 3	Acceleration Benefit payments Begin in Year 4	Acceleration Benefit payments Begin in Year 5	Acceleration Benefit payments Begin in Year 6
Acceleration	1*
Benefit	2	$16,667
	3	$16,667	$20,000
	4	$16,667	$20,000	$25,000
	5	$16,667	$20,000	$25,000	$33,333
	6	$16,667	$20,000	$25,000	$33,333	$50,000
	7	$16,667	$20,000	$25,000	$33,333	$50,000
Extension	8	$16,667	$20,000	$25,000	$33,333	$50,000
Benefits	9	$16,667	$20,000	$25,000	$33,333	$50,000
	10	$16,667	$20,000	$25,000	$33,333	$50,000
	11	$16,667	$20,000	$25,000	$33,333	$50,000
	12	$16,667	$20,000	$25,000	$33,333
	13	$16,667	$20,000	$25,000	$33,333
	14	$16,667	$20,000	$25,000
	15	$16,667	$20,000	$25,000
	16	$16,667	$20,000
	17	$16,667	$20,000
	18	$16,667
	19	$16,667

* You may not receive LTC Benefit payments prior to the first contract anniversary and satisfaction of the 90-day Deductible Period.  For illustrative purposes, this chart does not include satisfaction of the Deductible Period.

Example:  Continuing the example illustrated by the chart, if you started to receive Acceleration Benefit payments during the 3rd contract year, the Maximum Monthly Level Benefit would be calculated as follows:

LTC Guaranteed Amount as of 2nd contract anniversary:                                                                                                                                          $100,000
Acceleration Benefit (equals LTC Guaranteed Amount):                                                                                                                                          $100,000
Extension Benefit (2 x Acceleration Benefit):                                                                                                                                $200,000
Remaining Acceleration Benefit Duration (from LTC Benefit Duration chart)60 months
Maximum Monthly Level Benefit
($100,000 Acceleration Benefit ÷ 60 months):                                                                                                $1,667.67 or $20,000 per year
Remaining Extension Benefit Duration (from LTC Benefit Duration)120 months

By electing to start receiving Acceleration Benefit payments in the 3rd contract year, the Maximum Monthly Level Benefit (annualized) would be $20,000. If the Maximum Monthly Level Benefit were requested and paid out each month, the Acceleration Benefit Duration would be 60 months (5 years) followed by an Extension Benefit Duration of 120 months (10 years).  The total available Acceleration and Extension Benefits would still be $300,000 ($100,000 Acceleration Benefit plus $200,000 Extension Benefit). If you waited to start receiving the Acceleration Benefit payments on or after the 5th contract anniversary, the annual benefit would have been $50,000 paid out over the minimum Acceleration and Extension Benefit Durations of 24 and 48 months respectively.

If you are receiving the Maximum Monthly Level Benefit each month, the Maximum Monthly Level Benefit will not change the following contract year.  If you receive less than the Maximum Monthly Level Benefit amount in any contract year prior to the 5th contract anniversary, the Maximum Monthly Level Benefit will be recalculated on the contract anniversary and will increase. In addition, the minimum Extension Benefit Duration will be recalculated on the contract anniversary and will decrease due to the higher Maximum Monthly Level Benefit amount. The Extension Benefit Duration will be recalculated to equal the Extension Benefit divided by the recalculated Maximum Monthly Level Benefit.

Example:  Continuing the previous example, the following is an example of how the Maximum Monthly Level Benefit amount and the minimum Extension Benefit Duration are recalculated on the 3rd contract anniversary where less than the Maximum Monthly Level Benefit amount has been requested. The example assumes the Level Benefit option has been chosen. The $100,000 LTC Guaranteed Amount as of the 2nd contract anniversary has been reduced by Acceleration Benefit payments of only $10,000 (paid in the third contract year) of the available annual amount of $20,000.

LTC Guaranteed Amount as of the 3rd contract anniversary
($100,000 - $10,000 LTC Benefit payment in prior contract year):                                                                                                                                $90,000
Acceleration Benefit (equals the LTC Guaranteed Amount):                                                                                                                                          $90,000
Extension Benefit (has not been reduced as no Extension Benefits have been paid):$200,000
Minimum Acceleration Benefit Duration (from LTC Benefit Duration chart)48 months
Maximum Monthly Level Benefit
($90,000 Acceleration Benefit ÷ 48 months):                                                                                                           $1,875.00 or $22,500 per year
Minimum Extension Benefit Duration
($200,000 Extension Benefit ÷ $1,875 Maximum Monthly Level Benefit):107 months

The remaining Acceleration Benefit Duration after the 3rd contract anniversary is 48 months. The new Maximum Monthly Level Benefit amount increases to $22,500 (annualized) and the Extension Benefit Duration decreases to 107 months due to receiving less than the Maximum Monthly Level Benefit amount. Only one-half of the Maximum Monthly Level Benefit amount ($937.50) will be available to you if you are not confined to a nursing home or are not receiving hospice care.

On the 5th contract anniversary, we will recalculate the Maximum Monthly Level Benefit amount for the last time and it will not change thereafter unless you make an Excess Withdrawal.  If after the 5th contract anniversary, you receive less than the Maximum Monthly Level Benefit amount in any given month, the Maximum Monthly Level Benefit amount will not be increased; but the minimum Acceleration Benefit Duration or minimum Extension Benefit Duration will be increased and will equal the remaining Acceleration Benefit or Extension Benefit divided by the Maximum Monthly Level Benefit amount.

WITHDRAWALS

You may be able to make withdrawals pursuant to the withdrawal provision of your contract without a reduction to the LTC Benefits if the LTC Guaranteed Amount is less than the contract value.  Under the LTC Rider, withdrawals are either Conforming Withdrawals or Excess Withdrawals. Conforming Withdrawals will not have any effect on the LTC Benefits and will reduce the contract value by the amount of the withdrawal.  Excess Withdrawals reduce the LTC Benefits by the same percentage that the Excess Withdrawal reduced the contract value.  Excess Withdrawals reduce the contract value by the amount of the withdrawal. The tax consequences of withdrawals are discussed in the “Federal Tax Matters” section of your prospectus.

All withdrawals you make, whether or not within the Conforming Withdrawal amount, will continue to be subject to any other terms and conditions contained in your contract, including surrender charges, unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable.  See “The Contracts – Surrenders and Withdrawals” and “Charges and Other Deductions - Surrender Charge” in your prospectus.  All withdrawals, whether Conforming or Excess, will be applied against the contract’s free withdrawal provision.  See “General Provisions – Contract Free Withdrawal Provision” in this supplement for additional information.

Conforming Withdrawals

Conforming Withdrawal = any withdrawal that does not exceed during a contract year the greater of $0 and (a) minus (b) where:
(a)	equals 5% of the difference of the contract value over the LTC Guaranteed Amount as of the most recent contract anniversary (or, prior to the first contract anniversary, the contract date); and
(b)	equals all prior withdrawals in that contract year.
If available, you may make periodic withdrawals from your contract value in amounts less than or equal to the Conforming Withdrawal amount each contract year without reducing the LTC Benefits.  Conforming Withdrawals may be withdrawn in addition to receiving LTC Benefit payments and are subject to surrender charges, if any.  Conforming Withdrawals will not reduce the LTC Guaranteed Amount, the Acceleration Benefit, Extension Benefit, and if elected, the Growth Benefit.  If the LTC Guaranteed Amount is equal to or greater than your contract value on a contract anniversary, any withdrawal in that contract year will not be a Conforming Withdrawal.  Moreover, if you elect the Growth Benefit option, any withdrawal will be deemed an Excess Withdrawal unless you are age 76 or older or the maximum LTC Guaranteed Amount limit of $800,000 has been reached and your contract value exceeds the maximum LTC Guaranteed Amount on a contract anniversary, in which case you may withdraw an amount up to the Conforming Withdrawal amount for that contract year.

Excess Withdrawals

More specifically, Excess Withdrawals reduce various benefits in accordance with the following formula:
•	Multiply the benefit being affected (i.e., the Acceleration Benefit) before the Excess Withdrawal by (1 - the Reduction Percentage due to Excess Withdrawal).
•	The Reduction Percentage due to Excess Withdrawal = Excess Withdrawal ÷ contract value before the Excess Withdrawal.
Importantly, this means that the reduction could be more than the dollar amount withdrawn.
Excess Withdrawals are the cumulative amounts withdrawn from the contract during the contract year that exceeds the Conforming Withdrawal amount. Only that portion of the current withdrawal amount that exceeds the Conforming Withdrawal amount will b deemed to be an Excess Withdrawal.. Any Excess Withdrawal that reduces the contract value to zero will terminate the LTC Rider and the only LTC Benefit that you may receive will be the Optional Nonforfeiture Benefit, if elected.

Excess Withdrawals will reduce the LTC Guaranteed Amount, Acceleration Benefit, Extension Benefit, Maximum Monthly Level Benefit and any Growth Benefit and Maximum Monthly Growth Benefit by the same percentage that the Excess Withdrawal reduces the contract value. This means that the reductions in these amounts could be more than the dollar amount withdrawn.  In a declining market, Excess Withdrawals may substantially reduce or eliminate the LTC Benefits, the Maximum Monthly Level Benefit, and if elected, Maximum Monthly Growth Benefit.

Example:  The following example shows how an Excess Withdrawal, in a declining market, reduces the Acceleration Benefit, LTC Guaranteed Amount, Maximum Monthly Level Benefit, Extension Benefit, Maximum Monthly Growth Benefit and Growth Benefit. The example assumes you have chosen the Growth Benefit option.  Since the LTC Guaranteed Amount is greater than the contract value, any withdrawal is an Excess Withdrawal and there is no Conforming Withdrawal amount.

LTC Guaranteed Amount:                                                                                                                                $320,000
Acceleration Benefit:                                                                                                                                $120,000
Extension Benefit:                                                                                                                     $240,000
Maximum Monthly Level Benefit:                                                                                                                                          $   5,000
Growth Benefit:                                                                                                                                $200,000
Maximum Monthly Growth Benefit                                                                                                                                          $   2,777
Excess Withdrawal from contract value:                                                                                                                                $   4,000
Contract value immediately prior to Excess Withdrawal:                                                                                                                                          $ 85,000
Reduction Percentage due to Excess Withdrawal
[$4,000 Excess Withdrawal ÷ $85,000 contract value]:                                                                                                                                     4.71%
LTC Guaranteed Amount after Excess Withdrawal
[$320,000LTC Guaranteed Amount  x (1-4.71%)]:                                                                                                                                $304,928
Extension Benefit after Excess Withdrawal
[$240,000 x (1-4.71%)]:                                                                                                                     $228,706
Maximum Monthly Level Benefit after Excess Withdrawal
[$5,000 Maximum Monthly Level Benefit x (1-4.71%)]:                                                                                                                                $    4,765
Growth Benefit after Excess Withdrawal [$200,000 Growth Benefit x (1-4.71%)]:$190,580
Maximum Monthly Growth Benefit after Excess Withdrawal
[$2,777 Maximum Monthly Growth Benefit x (1-4.71%)]:                                                                                                                                $   2,646

LTC FIXED ACCOUNT

The LTC Fixed Account is part of the general account, and thus is not insulated from the claims of our general creditors. The LTC Fixed Account is designated to hold an amount equal to the LTC Guaranteed Amount while paying LTC Benefits. The LTC Fixed Account will offer a rate of interest that will be adjusted periodically and is guaranteed to be an effective rate of not less than the minimum guaranteed interest rate stated in your contract on amounts held in the LTC Fixed Account. Contracts issued in certain states may guarantee a higher minimum rate of interest than in other states. Refer to your contract for the specific guaranteed minimum interest rate applicable to your contract. See “Fixed Side of the Contract” in your prospectus for more information about the general account.

On the date we make the initial determination that you are eligible to receive LTC Benefits (as described in the “Establishing Benefit Eligibility” section), we will transfer contract value equal to the LTC Guaranteed Amount (or all contract value, if less) as of that date to the LTC Fixed Account. Amounts transferred to the LTC Fixed Account will no longer have the ability to participate in the performance of the variable subaccounts. The contract value will be transferred proportionally from the variable subaccounts and the fixed account for use with dollar-cost averaging, if any, in which you are invested. Transfers of contract value to the LTC Fixed Account may reduce the contract value in the subaccounts to zero. Acceleration Benefit payments and Growth Benefit payments (if elected) will first be deducted from the LTC Fixed Account.  LTC Charges will be deducted proportionally from the LTC Fixed Account, the fixed account for use with dollar-cost averaging and the subaccounts.

On the contract anniversary that follows the initial determination of eligibility to receive LTC Benefits and on each contract anniversary that follows, we will transfer contract value to and from the LTC Fixed Account, the subaccounts and any other fixed account. The amount of contract value that will be transferred into the LTC Fixed Account will be equal to the difference, if any, between the LTC Guaranteed Amount and the contract value that is in the LTC Fixed Account. This may result in the entire contract value being allocated to the LTC Fixed Account.  If the contract value in the LTC Fixed Account exceeds the LTC Guaranteed Amount, we will move contract value equal to the difference between the contract value and the LTC Guaranteed Amount from the LTC Fixed Account to the subaccounts according to your instructions for future allocations.

If you begin receiving LTC Benefits and then stop receiving LTC Benefits for twelve consecutive months, we will allow you to transfer in installments the contract value in the LTC Fixed Account back to the subaccounts.  This transfer will be made under a twelve-month dollar-cost averaging service. See “The Contracts – Additional Services” in your prospectus for more details on dollar-cost averaging. If, after you stop receiving LTC Benefits and then at a later date recommence receiving benefits, sufficient contract value will be transferred back to the LTC Fixed Account so that the balance in the LTC Fixed Account equals the LTC Guaranteed Amount.

TERMINATION

Termination Events

The LTC Rider will terminate under any of the following circumstances:

•	termination of the contract;
•	upon written request to terminate the LTC Rider after the 3rd contract anniversary (you may not request to terminate the LTC Rider prior to the 3rd contract anniversary);
•
you elect to receive annuity payouts under any of the annuity payout options available  under the contract, including but not limited to electing either i4LIFE® Advantage (with or without the Guaranteed Income Benefit), or Lincoln SmartIncomeSM Inflation;

•	on the date the contractowner is changed due to death or divorce;
•	upon the death of the Covered Life;
•	45 days after the contract date if a signed duplicate copy of the contract amendment issued with the LTC Rider is not returned to Lincoln Life;
•	an Excess Withdrawal reduces the contract value to zero;
•	all LTC Benefits are reduced to zero;
•	you terminate the LTC Rider under the Nonforfeiture provision.
•
within the first 6 months following the contract date we determine that you made a misrepresentation in the application or contract amendment that was material to the issuance of the rider we may void or terminate the rider.

•
after the first 6 months but prior to the end of the first 24 months after the contract date we determine that you made a misrepresentation that was material to both the issuance of the rider and a claim for LTC Benefits we may void or terminate the rider.

•	after 24 months from the contract date if we determine that you knowingly or intentionally misrepresented relevant facts relating to your health the LTC Rider may be voided or terminated by us.

Upon termination of the LTC Rider, the LTC Benefits (except benefits provided under either Nonforfeiture Benefit provision) and LTC Charge will terminate and a proportional amount of the LTC Charge will be deducted. Contract value in the LTC Fixed Account will be transferred to the subaccounts according to your future subaccount allocation instructions.  The termination will not result in any increase to the contract value to equal the LTC Guaranteed Amount.

Nonforfeiture Benefit

The LTC Rider provides a nonforfeiture benefit (“Nonforfeiture Benefit”) if you terminate the LTC Rider in certain circumstances (described below).  The Nonforfeiture Benefit provides a reduced long-term care insurance benefit.

•
There is a Nonforfeiture Benefit called the Contingent Nonforfeiture Benefit, provided without charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider due to a specified increase of the charge for the Extension Benefit.

•
You may also choose to add an enhanced Nonforfeiture Benefit, called the Optional Nonforfeiture Benefit, for an additional charge, that pays a reduced long-term care insurance benefit.  It is “enhanced” because you may terminate the LTC Rider for any reason after 3 years, rather than just if there is a specified increase of the charge for the Extension Benefit.

Once either Nonforfeiture Benefit is in effect, the LTC Charges will terminate.  You should be aware that the Nonforfeiture Benefit provision provides only a limited amount of LTC Benefits. Moreover, the LTC Benefits provided by the Contingent Nonforfeiture Benefit and the Optional Nonforfeiture Benefit are equivalent; (this amount is hereinafter referred to as the “Nonforfeiture Benefit Amount”) the important difference between the two are the conditions under which they will be paid.  These conditions are described below.  The Nonforfeiture Benefit Amount is the greater of:

•	one month’s Maximum Monthly Level Benefit in effect on the date that the LTC Rider is terminated; or

•
an amount equal to the sum of all Extension Benefit Charges and Optional Nonforfeiture Benefit Charges paid for the LTC Rider minus any Extension Benefits paid prior to the date the LTC Rider is terminated.

Payments of the Nonforfeiture Benefit Amount are made only after the seventh contract anniversary and after the conditions set forth below are met.  Payment of the Nonforfeiture Benefit Amount is subject to the benefit eligibility and deductible period requirements described in the “Establishing Benefit Eligibility” section.  Nonforfeiture Benefit Amount payments must be requested as described in the “Requesting LTC Benefits” section. Nonforfeiture Benefit Amount payments will be payable monthly up to the Maximum Monthly Level Benefit amount in effect on the date that the LTC Rider is terminated.

Once the Nonforfeiture Benefit provision is effective, it will remain effective until the earlier of the death of the Covered Life or the date the total Nonforfeiture Benefit Amounts have been fully paid out. Upon the death of the Covered Life, the Nonforfeiture Benefit terminates. The Nonforfeiture Benefit Amount will not exceed the remaining amount of Extension Benefits that would have been paid if the LTC Rider had remained in force.

Contingent Nonforfeiture Benefit.  The Contingent Nonforfeiture Benefit is provided at no charge on all LTC Riders. The Contingent Nonforfeiture Benefit will pay you the Nonforfeiture Benefit Amount if both of the following conditions are met:

•	the Extension Benefit Charge has increased by more than a specified percentage over the initial charge; and

•	you surrender your contract or elect to terminate the LTC Rider within 120 days after the Extension Benefit Charge is increased.

The specified percentage of change to the Extension Benefit Charge that will trigger the availability of Contingent Nonforfeiture Benefit is determined by your age as of the contract date. The specified percentages are as follows:

Age on Contract Date	Percent Over Initial Extension Benefit Charge	Age	Percent Over Initial Extension Benefit Charge
45-49	130%	66	48%
50-54	110%	67	46%
55-59	90%	68	44%
60	70%	69	42%
61	66%	70	40%
62	62%	71	38%
63	58%	72	36%
64	54%	73	34%
65	50%	74	32%

Optional Nonforfeiture Benefit.  As noted, for an additional charge, you may purchase the Optional Nonforfeiture Benefit. The Optional Nonforfeiture Benefit provides for payment of the Nonforfeiture Benefit Amount under the following conditions:

•	you surrender the contract at least three years after the contract date; or
•	you submit a written request to terminate the LTC Rider at least three years after the contract date; or
•
you elect to receive annuity payments under any annuity payout option available in the contract or any other annuity settlement option we make available and commencing prior to the contract’s maturity date and at least three years after the contract date.

If you purchase the Optional Nonforfeiture Benefit and terminate the LTC Rider under conditions applicable under either the Contingent Nonforfeiture Benefit and the Optional Nonforfeiture Benefit, only the one applicable Nonforfeiture Benefit will be payable. The Optional Nonforfeiture provision may not be purchased after the LTC Rider is issued.

LTC CHARGE

General

While this LTC Rider is in effect, there is a charge for the LTC Rider (“LTC Charge”) that is deducted from the contract value on a quarterly basis.  The LTC Charge will consist of the sum of three charges:

•	the Acceleration Benefit Charge,
•	the Extension Benefit Charge, and
•	the Optional Nonforfeiture Benefit Charge (if elected).

The first deduction will occur on the business day on or next following the three month contract anniversary and will be deducted every three months thereafter. This deduction will be made proportionally from the contract value in the subaccounts, the fixed account for use with dollar-cost averaging and the LTC Fixed Account until the contract value is reduced to zero. Deductions from the subaccounts and the fixed accounts will be made in proportion to the value in each subaccount and fixed account. A proportional LTC Charge will be deducted upon termination of the LTC Rider, upon commencement of annuity payouts and upon contract surrender. A proportional LTC Charge will not be deducted if the LTC Rider is terminated due to death.

Acceleration Benefit Charge

The LTC Charge will be higher if you choose the Growth Benefit option because the Acceleration Benefit Charge annual percentage rate is higher for the Growth Benefit option than it is for the Level Benefit option and the LTC Guaranteed Amount against which the Acceleration Benefit Charge annual percentage rate is assessed may be higher due to Automatic Step-ups.
The Acceleration Benefit Charge has a guaranteed maximum annual percentage rate of 1.50% of the LTC Guaranteed Amount. The current annual percentage rate is 0.50% of the LTC Guaranteed Amount under the Growth Benefit option and 0.35% of the LTC Guaranteed Amount under the Level Benefit option. The annual percentage rate may change at any time and will never exceed the guaranteed maximum annual percentage rate of 1.50 % of the LTC Guaranteed Amount. We will give you 30 days written notice of our intent to raise the annual percentage rate. Any increase to the annual percentage rate will be applied on the next quarterly deduction following the effective date of the annual percentage rate change. Any change to the annual percentage rate will be the same for all contractowners in the same class on a nondiscriminatory manner. The Acceleration Benefit Charge annual percentage rate for the Growth Benefit option will not change to the annual percentage rate for the Level Benefit after you terminate the Automatic Step-ups.

The Acceleration Benefit Charge is calculated by multiplying the LTC Guaranteed Amount as of the date on which the charge is deducted by ¼ of the Acceleration Benefit Charge annual percentage rate. With the Level Benefit option, the Acceleration Benefit Charge will decrease as the LTC Guaranteed Amount is reduced by Acceleration Benefit payments or Excess Withdrawals. With the Growth Benefit option, the Acceleration Benefit Charge will increase or decrease as the LTC Guaranteed Amount increases by the Automatic Step-up or is reduced by Acceleration Benefit payments, Growth Benefit payments or Excess Withdrawals.  The Acceleration Benefit Charge will be deducted until the LTC Guaranteed Amount is reduced to zero or there is no contract value remaining, whichever occurs first.

Extension Benefit Charge

The Extension Benefit Charge does not have a guaranteed maximum annual percentage rate and may change at any time. The current Extension Benefit Charge annual percentage rates range from 0.26% to 0.68% of the Extension Benefit.  The highest current rate of 0.68% is the annual percentage rate charged for a 70-74 year old contractowner.  The initial Extension Benefit Charge annual percentage rate will be stated on the Specifications page of your LTC Rider. We will give you 30 days written notice of our intent to raise the Extension Benefit Charge annual percentage rate. Any increase to the Extension Benefit Charge annual percentage rate will be applied on the next quarterly deduction following the effective date of the annual percentage rate change. Any change to the current Extension Benefit Charge annual percentage rate will be subject to prior regulatory approval and will be the same for all contractowners in the same class on a nondiscriminatory manner.  If the current Extension Benefit Charge annual percentage rate is increased to an amount greater than a specified percentage of the initial current Extension Benefit Charge annual percentage rate you may cancel the LTC Rider and receive the Contingent Nonforfeiture Benefit. See “Determining LTC Benefits – Nonforfeiture Benefit” in this supplement for more information.

Current Extension Benefit Charge percentages by age
Issue Age	Extension Benefit Charge percentage
45-49	0.26%
50-54	0.30%
55-59	0.32%
60-64	0.38%
65-69	0.50%
70-74	0.68%

The Extension Benefit Charge is calculated by multiplying the Extension Benefit as of the date on which the charge is deducted multiplied by ¼ of the Extension Benefit Charge annual percentage rate (which is stated in the LTC Rider) as of the date on which the charge is deducted. On the contract date, the Extension Benefit will be double the Acceleration Benefit. The Extension Benefit Charge will increase as the Extension Benefit increases to twice the amount of any subsequent purchase payments made prior to the 90th day after the contract date. The Extension Benefit Charge will decrease as the Extension Benefit is reduced by Extension Benefit payments or Excess Withdrawals.  The Extension Benefit Charge will be deducted until the Extension Benefit is reduced to zero or there is no contract value remaining, whichever occurs first. The Extension Benefit Charge annual percentage rate is based upon your age as of the contract date.

Optional Nonforfeiture Benefit Charge

The Optional Nonforfeiture Benefit Charge does not have a guaranteed maximum annual percentage rate and may change at any time. The current Optional Nonforfeiture Benefit Charge annual percentage rates range from 0.04% to 0.11% of the Extension Benefit.  The highest current rate of 0.11% is the annual percentage rate charged for a 70-74 year old contractowner.  We will give you 30 days written notice of our intent to raise the current Optional Nonforfeiture Benefit Charge annual percentage rate. Any increase to the current Optional Nonforfeiture Benefit Charge annual percentage rate will be applied on the next quarterly deduction following the effective date of the annual percentage rate change. Any change to the current Optional Nonforfeiture Benefit Charge annual percentage rate will be subject to prior regulatory approval and will be the same for all contractowners in the same class on a nondiscriminatory manner.

Optional Nonforfeiture Benefit Charge percentages by age
Issue Age	Extension Benefit Charge percentage
45-49	0.04%
50-54	0.05%
55-59	0.05%
60-64	0.06%
65-69	0.08%
70-74	0.11%

The Optional Nonforfeiture Benefit Charge is calculated by multiplying the Extension Benefit as of the date on which the charge is deducted multiplied by ¼ of the Optional Nonforfeiture Benefit Charge annual percentage rate (which is stated in the LTC Rider) as of the date on which the charge is deducted. On the contract date, the Extension Benefit will be double the Acceleration Benefit. The Optional Nonforfeiture Benefit Charge will increase as the Extension Benefit increases due to purchase payments made within the first 90 days after the contract date. The Optional Nonforfeiture Benefit Charge will decrease as the Extension Benefit decreases by Extension Benefit payments or Excess Withdrawals. The Optional Nonforfeiture Benefit Charge will be deducted until the Extension Benefit is zero or there is no contract value remaining, whichever occurs first. The Optional Nonforfeiture Benefit Charge annual percentage rate is based upon your age as of the contract date.

Example:  The following example illustrates the calculation of the LTC Benefit Charge for a 60 year old. The example assumes the Level Benefit option and the Optional Nonforfeiture Benefit have been chosen.
ACCELERATION BENEFIT:                                                                                                                                $100,000
LTC GUARANTEED AMOUNT:                                                                                                                                $100,000
EXTENSION BENEFIT:                                                                                                                                $200,000
ACCELERATION BENEFIT CHARGE ANNUAL PERCENTAGE RATE:0.35%
EXTENSION BENEFIT CHARGE ANNUAL PERCENTAGE RATE:0.38%
OPTIONAL NONFORFEITURE BENEFIT CHARGE ANNUAL PERCENTAGE RATE:0.06%
LTC CHARGE (ANNUAL)*:                                                                                                                                $1,230
* $350 Acceleration Benefit Charge (0.35% * $100,000 LTC Guaranteed Amount) + $760 Extension Benefit Charge (0.38% * $200,000 Extension Benefit) + $120 Optional Nonforfeiture Charge (0.06%* $200,000  Extension Benefit) = $1,230 annual LTC Charge

Example:  The following example illustrates the calculation of the LTC Benefit Charge for a 60 year old. The example assumes the Growth Benefit option and the Optional Nonforfeiture Benefit have been chosen.

ACCELERATION BENEFIT:                                                                                                                                $100,000
LTC GUARANTEED AMOUNT:                                                                                                                                $100,000
EXTENSION BENEFIT:                                                                                                                                $200,000
GROWTH BENEFIT:                                                                                                                                $0
ACCELERATION BENEFIT CHARGE ANNUAL PERCENTAGE RATE:0.50%
EXTENSION BENEFIT CHARGE ANNUAL PERCENTAGE RATE:0.38%
OPTIONAL NONFORFEITURE BENEFIT CHARGE ANNUAL PERCENTAGE RATE:0.06%
LTC CHARGE (ANNUAL)*:                                                                                                                                $1,380
*$500.00 Acceleration Benefit Charge (0.50% * $100,000 LTC Guaranteed Amount)) +
$760.00 Extension Benefit Charge (0.38% * $200,000 Extension Benefit) + $120.00 OptionalNonforfeiture Benefit Charge (0.06%* $200.000 Extension Benefit)= $1,380 annual LTC Charge

GENERAL PROVISIONS

Death Benefits

The LTC Rider has no provision for death benefits, other than the death benefit provision in the underlying contract. The LTC Rider terminates upon death of the Covered Life and the LTC Benefits, including the LTC Guaranteed Amount, will not be payable under any death benefit option. At the time of death, if the contract value equals zero, no death benefit options (as described in the “Death Benefit” section of the prospectus) will be in effect.  If a contractowner who had been receiving LTC Benefit payments dies while the contract is in effect, we reserve the right to withhold a portion of any death benefits that would otherwise be payable until we have verified that we have received all requests for LTC Benefits.  Death benefit distributions in accordance with Code section 72(s) or 401(a) (9) will not be made later than five years from the date of the contractowner’s death.  The EEB death benefit is not available with this LTC Rider.

The Guarantee of Principal Death Benefit and Enhanced Guaranteed Minimum Death Benefit both calculate death benefit amounts by deducting withdrawals in the same proportion that the withdrawal reduces the contract value.  For purposes of calculating death benefits under those contracts, Acceleration Benefit payments and Growth Benefit payments, as well as Conforming and Excess Withdrawals, are considered withdrawals that reduce the amount of the death benefit. See “The Contracts – Death Benefits” in your prospectus for more details.

Contract Free Withdrawal Provision

All withdrawals, whether Conforming or Excess, as well as LTC Benefit payments, will be applied against the contract’s “free amount,” which is the amount that may be withdrawn annually without imposition of a surrender charge.  Thus, Acceleration Benefit or Growth Benefit payments will reduce the amount available for free withdrawal, even though those payments do not incur a surrender charge.  See “Charges and Other Deductions” in your prospectus for additional information on the free amount.

Investment Requirements

By purchasing the LTC Rider, you will be limited in how you can invest in the subaccounts and the fixed account. You will be subject to Investment Requirements – Option 3. See “Investment Requirements – Option 3” in your prospectus for a description of these investment restrictions. The Investment Requirements will apply to your entire contract value. No purchase payments can be directly invested in the LTC Fixed Account.

Federal Taxation

Qualified Long-Term Care Insurance Contract.  The LTC Rider is a Qualified Long-Term Care Insurance Contract under section 7702B(b) of the Internal Revenue Code.  As described above, the LTC Charge is deducted from the contract value on a quarterly basis.  For tax years beginning after December 31, 2009, the deductions from the contract value to pay LTC Charges will not be reported as taxable distributions from the variable annuity contract and such deductions will reduce your basis in the contract.  The deductions from the contract value will reduce the contract value, but not below zero.

Federal Income Tax Treatment of Benefits under the LTC Rider. The LTC Benefits provided under the LTC Rider are treated as provided under a “Qualified Long-Term Care Insurance Contract,” as that term is defined under section 7702B(b) of the Internal Revenue Code.  This discussion outlines our understanding of the federal income tax treatment of the LTC Benefits, as well as how the LTC Benefit payments will be reported to you.  However, you should always consult a tax advisor about the application of tax rules to your individual situation.

Benefits that you receive under a Qualified Long-Term Care Insurance Contract will not be treated as taxable income to you as long as such benefits do not exceed the greater of (i) the expenses that you actually incur for Covered Services, or (ii) a maximum per diem, or daily, dollar amount determined by the IRS.  All payments that you receive under all Qualified Long-Term Care Insurance Contracts, as well as any payments under an accelerated benefit rider made to you if you are “chronically ill,” are included in determining whether the benefit limits have been exceeded and reduce your basis in the contract. These payments may also reduce the basis in your annuity contract.

If the LTC Benefits that you receive exceed the benefit limits outlined above, the amount of the excess benefits may represent taxable income to you.  If you are under age 59½ at the time of the payment of excess benefits, an additional 10% “penalty tax” may apply.

If the Maximum Monthly LTC Benefit amount, if applicable, exceeds the limits under IRS rules (currently $300.00 per day or $109,500 annually for 2011), amounts received by you in excess of the IRS limit may be excludable from ordinary income to the extent that you have actually incurred long-term care expenses of that amount.  You should take into account the IRS limit when selecting the amount of monthly LTC Benefit you would like to receive. We recommend that you discuss the tax implications of receiving benefits in excess of the IRS limit with a tax advisor.

Maturity Date

When you purchase the LTC Rider, the maturity date set forth in your contract will be the annuitant’s 95th birthday.  The maturity date is the date when you must choose an annuity payout option and annuitize your contract.  Except as set forth below, annuitization of your contract will terminate the LTC Rider.

If you are receiving LTC Benefit payments under this LTC Rider at the maturity date (when you reach age 95), we will extend the maturity date and continue to provide LTC Benefit payments, subject to the terms and conditions of the LTC Rider.  If you decide to elect an annuity payout option and annuitize your contract value, the LTC Rider will terminate.

If you are not receiving LTC Benefit payments at the maturity date and you have a contract value, you will need to elect an annuity payout option available under your contract.  This will terminate the Acceleration and Growth Benefits (that would have been paid from your contract value) and also the LTC Charge.  However, the Extension Benefit, if any, will continue on your contract.

If LTC Benefit payments stop after you reach age 95 and you still have value in your contract, you must elect an annuity payout option within 90 days after the last LTC Benefit payment is made.  This will terminate the LTC Rider. An exception to this occurs if  LTC Benefit payments stop after age 95 because you are not currently eligible to receive benefits (for example, you are no longer receiving Long Term Care Services).  In this situation, the Acceleration and Growth Benefits that would have been paid from your contract value, will terminate as well as the LTC Charge.  Any Extension Benefit will remain in effect to provide payments in the event of future eligibility for LTC Benefits.

Any LTC Benefit paid after age 95 will be paid in the same manner as any LTC Benefit previously described in this supplement, including, but not limited to, eligibility, deductible period and maximum monthly limits.

Misstatement of Age or Sex

If your age or sex has been misstated, we will adjust the LTC Charges to the amounts that would have applied based on your correct age or sex.  If the LTC Rider would not have been issued at the correct age and sex, it will be cancelled and we will refund to you all LTC Charges paid minus the amount of LTC Benefits that have been paid.

LTC Rider Return Privilege

You may cancel the LTC Rider within 30 days of your receipt of the LTC Rider for any reason by delivering or mailing the LTC Rider, postage prepaid, to the Home Office at PO Box 7866, 1300 Clinton Street, Fort Wayne, IN 46802-7866.  A LTC Rider cancelled under this provision will be void and any LTC Charges assessed will be refunded. Cancellation of the LTC Rider under this provision will not result in cancellation of the contract.

If you surrender the entire contract within the 30 day LTC Rider free-look period but after the underlying contract’s free-look period, any applicable surrender charges will be deducted from the contract value.

Monthly Statements

In addition to the quarterly variable annuity statement, we will send you a monthly statement once you begin receiving LTC Benefit payments detailing the amount of LTC Benefits that have been paid and remaining available LTC Benefits. The monthly statement will only be sent to you for those months that you received an LTC Benefit. The statement will also show the impact of such LTC Benefit payments on your contract value and death benefit, if any.  See “General Provisions – Death Benefits” in this supplement for a description of the impact of the LTC Rider on death benefits.